UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-24016

Capital Group KKR Core Plus (plus)

(Exact name of registrant as specified in charter)

6455 Irvine Center Drive

Irvine, California 92618

(Address of principal executive offices)

Brian C. Janssen

6455 Irvine Center Drive

Irvine, California 92618

(Name and address of agent for service)

Registrant’s telephone number, including area code: (949) 975-5000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2025

ITEM 1 - Reports to Stockholders

Capital Group
KKR Core Plus+

Semi-annual report
for the period ended
June 30, 2025

Seeking higher income than a traditional core plus strategy

Capital Group KKR Core Plus+ seeks to blend public fixed income and private credit to pursue higher income than a traditional core plus strategy.

Fund results shown in this report, unless otherwise indicated, are for Class F-2 shares. Class A share results are shown at net asset value unless otherwise indicated. If a sales charge (maximum 3.75%) had been deducted from Class A shares, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. For current information and month-end results, visit capitalgroup.com.

Here are the average annual total returns on a $1,000 investment for the period ended June 30, 2025:

Lifetime (since 4/29/2025)

Class F-2 shares	1.63%
Class A shares (reflecting 3.75% maximum sales charge)	(2.14)

For other share class results, visit capitalgroup.com.

The total annual fund operating expense ratios are 1.28% for Class F-2 shares and 1.57% for Class A shares, and the net expense ratios are 0.98% for Class F-2 shares and 1.27% for Class A shares as of the prospectus dated April 22, 2025. The expense ratios are based on estimated amounts for the current fiscal year.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, results reflect fee waivers and/or expense reimbursements, without which they would have been lower. Refer to capitalgroup.com for more information.

The investment adviser and sub-adviser are currently reimbursing a portion of other expenses. Net expense ratios reflect the reimbursement, without which they would have been higher. The reimbursement will be in effect through at least April 22, 2026, and renewed annually thereafter unless terminated by the fund, the investment adviser and sub-adviser or otherwise. Please see the fund’s most recent prospectus for details.

The fund’s net 30-day yield as of June 30, 2025, calculated in accordance with the U.S. Securities and Exchange Commission (SEC) formula, was 5.36% for Class F-2 shares and 5.13% for Class A shares. The fund’s gross 30-day yield as of that date was 4.34% for Class F-2 shares and 4.15% for Class A shares. The Class A share results reflect the 3.75% maximum sales charge.

The return of principal for bond funds and for funds with significant underlying bond holdings is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. Higher yielding, higher risk bonds can fluctuate in price more than investment-grade bonds, so investors should maintain a long-term perspective. Investing outside the United States involves risks, such as currency fluctuations, periods of illiquidity and price volatility. These risks may be heightened in connection with investments in developing countries. Investments in mortgage-related securities involve additional risks, such as prepayment risk. As a non-diversified fund, Capital Group KKR Core Plus+ has the ability to invest a larger percentage of assets in the securities of a smaller number of issuers than a diversified fund. As a result, poor results by a single issuer could adversely affect fund results more than if the fund were invested in a larger number of issuers. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

The fund is an interval fund that currently provides liquidity to shareholders through quarterly repurchase offers for up to 10% of its outstanding shares. To the extent more than 10% of outstanding shares are tendered for repurchase, the redemption proceeds are generally distributed proportionately to redeeming investors (“proration”). Due to this repurchase limit, shareholders may be unable to liquidate all or a portion of their investment during a particular repurchase offer window. In addition, anticipating proration, some shareholders may request more shares to be repurchased than they actually wish, increasing the likelihood of proration. Shares are not listed on any stock exchange, and we do not expect a secondary market in the shares to develop. Due to these restrictions, investors should consider their investment in the fund to be subject to illiquidity risk.

Investment strategies are not guaranteed to meet their objectives and are subject to loss. Investing in the fund is not suitable for all investors. Investors should consult their investment professional before making an investment decision and evaluate their ability to invest for the long term. Because of the nature of the fund’s investments, the results of the fund’s operations may be volatile. Accordingly, investors should understand that past performance is not predictive of future results.

Contents

2	Results at a glance

3	Investment portfolio

16	Financial statements

20	Notes to financial statements

35	Financial highlights

Bond investments may be worth more or less than the original cost when redeemed. High-yield, lower rated securities involve greater risk than higher rated securities; portfolios that invest in them may be subject to greater levels of credit and liquidity risk than portfolios that do not. The fund may invest in structured products, which generally entail risks associated with derivative instruments and bear risks of the underlying investments, index or reference obligation. These securities include asset-based finance securities, mortgage-related assets and other asset-backed instruments, which may be sensitive to changes in interest rates, subject to early repayment risk, and their value may fluctuate in response to the market’s perception of issuer creditworthiness; while generally supported by some form of government or private guarantee, there is no assurance that private guarantors will meet their obligations. While not directly correlated to changes in interest rates, the values of inflation-linked bonds generally fluctuate in response to changes in real interest rates and may experience greater losses than other debt securities with similar durations. The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. For example, the fund may purchase and write call and put options on futures, giving the holder the right to assume a long (call) or short (put) position in a futures contract at a specified price. There is no assurance of a liquid market for any futures or futures options contract at any time.

The fund invests in private, illiquid credit securities, consisting primarily of loans and asset-backed finance securities. The fund may invest in or originate senior loans, which hold the most senior position in a business’s capital structure. Some senior loans lack an active trading market and are subject to resale restrictions, leading to potential illiquidity. The fund may need to sell other investments or borrow to meet obligations. The fund may also invest in mezzanine debt, which is generally unsecured and subordinated, carrying higher credit and liquidity risk than investment-grade corporate obligations. Default rates for mezzanine debt have historically been higher than for investment-grade securities. Bank loans are often less liquid than other types of debt instruments, and general market and financial conditions may affect the prepayment of bank loans. As such, the prepayments cannot be predicted with accuracy.

Illiquid assets are more difficult to sell and may become impossible to sell in volatile market conditions. Reduced liquidity may have an adverse impact on the market price of such holdings, and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or to try to limit losses, or may be forced to sell at a loss. Illiquid assets are also generally difficult to value because they rarely have readily available market conditions. Such securities require fair value pricing, which is based on subjective judgments and may differ materially from the value that would be realized if the security were to be sold.

The fund intends to declare daily dividends from net investment income and distribute the accrued dividends, which may fluctuate, to investors each month. Generally, dividends begin accruing on the day payment for shares is received by the fund. In the event the fund’s distribution of net investment income exceeds its income and capital gains paid by the fund’s underlying investments for tax purposes, a portion of such distribution may be classified as return of capital. The fund’s current intention not to use borrowings other than for temporary and/or extraordinary purposes may result in a lower yield than it could otherwise achieve by using such strategies and may make it more difficult for the fund to achieve its investment objective than if the fund were to use leverage on an ongoing basis. There can be no assurance that a change in market conditions or other factors will not result in a change in the fund distribution rate at a future time.

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Capital Group KKR Core Plus+	1

Fellow investors:

Results for Capital Group KKR Core Plus+ for the period ended June 30, 2025, are shown in the table below, as well as results of the fund’s benchmark.

For additional information about the fund, its investment results, holdings and portfolio managers, refer to https://www.capitalgroup.com/individual/investments/interval-funds/details/cpp-a. You can also access information about Capital Group’s interval funds and read our insights about the markets, retirement, saving for college, investing fundamentals and more at capitalgroup.com.

Results at a glance

For the period ended June 30, 2025, with all distributions reinvested

Lifetime (since 4/29/2025)*

Capital Group KKR Core Plus+ (Class F-2 shares)	1.63%

Capital Group KKR Core Plus+ (Class A shares)	1.64

Bloomberg U.S. Aggregate Index†	0.76

Past results are not predictive of results in future periods.

*	Lifetime returns are from April 29, 2025, the commencement of operations of the fund.
†

Results assume all distributions are reinvested. Any market index shown is unmanaged, and therefore, has no expenses. Investors cannot invest directly in an index. Source(s): Bloomberg Index Services Ltd. There may have been periods when the fund has lagged the index.

2	Capital Group KKR Core Plus+

Investment portfolio June 30, 2025	unaudited

Portfolio by type of security	Percent of net assets

Capital Group KKR Core Plus+	3

Investment portfolio June 30, 2025	unaudited

Bonds, notes & other debt instruments 96.74%	Principal amount (000)	Value (000)

Corporate bonds, notes & loans 49.60%

Financials 15.80%
ACF TD Holdings, LLC, 6.46% 5/30/2031 (a)	USD2,667	$2,667
AG Issuer, LLC 6.25% 3/1/2028 (b)	130	130
AG TTMT Escrow Issuer, LLC 8.625% 9/30/2027 (b)	40	41
Alliant Holdings Intermediate, LLC 4.25% 10/15/2027 (b)	110	108
Alliant Holdings Intermediate, LLC 5.875% 11/1/2029 (b)	120	118
Alliant Holdings Intermediate, LLC 6.50% 10/1/2031 (b)	90	92
Alliant Holdings Intermediate, LLC 7.375% 10/1/2032 (b)	40	41
American Express Co. 5.442% 1/30/2036 (USD-SOFR + 1.32% on 1/30/2035) (c)	125	128
American International Group, Inc. 5.125% 3/27/2033	75	76
AmWINS Group, Inc. 4.875% 6/30/2029 (b)	70	68
Aon North America, Inc. 5.45% 3/1/2034	125	128
Ares Secondaries Pbn Finance Co IV, LLC, Term Loan, (3-month USD CME Term SOFR + 2.90%) 7.224% 4/14/2039 (a)(d)(e)	10	10
Ares Secondaries Pbn Finance Co IV, LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 9.041% 4/14/2039 (a)(d)(e)	5	5
Ares Secondaries Pbn Finance Co IV, LLC, Term Loan, (3-month USD CME Term SOFR + 8.50%) 12.791% 4/14/2039 (a)(d)(e)	5	5
Aretec Group, Inc. 7.50% 4/1/2029 (b)	90	91
Aretec Group, Inc. 10.00% 8/15/2030 (b)	50	55
Arthur J. Gallagher & Co. 5.15% 2/15/2035	225	225
Banco Santander, SA 5.565% 1/17/2030	200	208
Bank of America Corp. 5.162% 1/24/2031 (USD-SOFR + 1.00% on 1/24/2030) (c)	150	154
Bank of America Corp. 5.511% 1/24/2036 (USD-SOFR + 1.31% on 1/24/2035) (c)	100	103
Bank of New York Mellon Corp. 5.225% 11/20/2035 (USD-SOFR + 1.253% on 11/20/2034) (c)	175	178
Block, Inc. 2.75% 6/1/2026	70	69
Block, Inc. 3.50% 6/1/2031	30	28
Block, Inc. 6.50% 5/15/2032	170	175
Blue Owl Credit Income Corp. 4.70% 2/8/2027	105	104
BPCE SA 5.389% 5/28/2031 (USD-SOFR + 1.581% on 5/28/2030) (b)(c)	250	255
BPCE SA 6.293% 1/14/2036 (USD-SOFR + 2.04% on 1/14/2035) (b)(c)	550	578
BPCE SA 6.027% 5/28/2036 (USD-SOFR + 1.956% on 5/28/2035) (b)(c)	250	258
Brown & Brown, Inc. 5.55% 6/23/2035	128	131
Brown & Brown, Inc. 6.25% 6/23/2055	106	109
CaixaBank, SA 5.673% 3/15/2030 (USD-SOFR + 1.78% on 3/15/2029) (b)(c)	200	207
CaixaBank, SA 4.885% 7/3/2031 (USD-SOFR + 1.36% on 7/3/2030) (b)(c)	200	201
Chubb INA Holdings, LLC 5.00% 3/15/2034	100	102
Citibank, NA 4.914% 5/29/2030	250	255
Citigroup, Inc. 5.333% 3/27/2036 (USD-SOFR + 1.465% on 3/27/2035) (c)	200	202
Citizens Financial Group, Inc. 5.718% 7/23/2032 (USD-SOFR + 1.91% on 7/23/2031) (c)	150	155
Coinbase Global, Inc. 3.375% 10/1/2028 (b)	100	94
Coinbase Global, Inc. 3.625% 10/1/2031 (b)	40	36
Compass Group Diversified Holdings, LLC 5.25% 4/15/2029 (b)	383	344
First Citizens BancShares, Inc. 5.231% 3/12/2031 (USD-SOFR + 1.41% on 3/12/2030) (c)	100	101
FSS Buyer, LLC, Term Loan, (3-month USD CME Term SOFR + 4.50%) 8.769% 8/30/2030 (a)(d)(e)(f)	66	66
FSS Buyer, LLC, Term Loan, (3-month USD CME Term SOFR + 4.50%) 8.779% 8/29/2031 (a)(d)(e)(f)	2,484	2,483
Goldman Sachs Group, Inc. 5.536% 1/28/2036 (USD-SOFR + 1.38% on 1/28/2035) (c)	150	154
Hbwm Intermediate II, LLC, Term Loan, (3-month USD CME Term SOFR + 4.50%) 8.831% 8/18/2031 (a)(d)(e)	118	118
Hbwm Intermediate II, LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 9.062% 11/17/2031 (a)(d)(e)	1,097	1,097
Hbwm Intermediate II, LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 9.073% 11/17/2031 (a)(d)(e)	1,508	1,508
Hightower Holding, LLC 6.75% 4/15/2029 (b)	110	110
HSBC Holdings PLC 5.45% 3/3/2036 (USD-SOFR + 1.56% on 3/3/2035) (c)	400	402
HUB International, Ltd. 7.25% 6/15/2030 (b)	215	225
Integrity Marketing Acquisition, LLC, Term Loan, (3-month USD CME Term SOFR + 5.00%) 9.333% 8/25/2028 (a)(d)(e)(f)	3,200	3,200
Jamestown Funding Trust, Term Loan, (3-month USD CME Term SOFR + 2.20%) 6.543% 6/15/2072 (a)(d)(e)(f)	503	503
Jamestown Funding Trust, Term Loan, (3-month USD CME Term SOFR + 3.15%) 7.493% 6/15/2072 (a)(d)(e)(f)	402	403
JPMorgan Chase & Co. 5.103% 4/22/2031 (USD-SOFR + 1.435% on 4/22/2030) (c)	175	179

4	Capital Group KKR Core Plus+

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)

Financials (continued)
JPMorgan Chase & Co. 5.572% 4/22/2036 (USD-SOFR + 1.68% on 4/22/2035) (c)	USD225	$ 233
Marsh & McLennan Cos., Inc. 5.00% 3/15/2035	300	300
Morgan Stanley 5.192% 4/17/2031 (USD-SOFR + 1.51% on 4/17/2030) (c)	500	513
Morgan Stanley 5.664% 4/17/2036 (USD-SOFR + 1.757% on 4/17/2035) (c)	100	104
Navient Corp. 5.00% 3/15/2027	100	100
Navient Corp. 5.50% 3/15/2029	110	108
Navient Corp. 9.375% 7/25/2030	120	132
Navient Corp. 11.50% 3/15/2031	70	79
Navient Corp. 7.875% 6/15/2032	175	182
Navient Corp. 5.625% 8/1/2033	110	101
OneMain Finance Corp. 7.125% 3/15/2026	8	8
OneMain Finance Corp. 9.00% 1/15/2029	50	52
OneMain Finance Corp. 7.50% 5/15/2031	30	31
OneMain Finance Corp. 7.125% 11/15/2031	60	62
Owl Rock Capital Corp. 3.75% 7/22/2025	50	50
Oxford Finance, LLC 6.375% 2/1/2027 (b)	60	60
PNC Financial Services Group, Inc. 5.575% 1/29/2036 (USD-SOFR + 1.394% on 1/29/2035) (c)	225	232
PPV Intermediate Holdings, LLC, Term Loan B, (3-month USD CME Term SOFR + 5.75%) 10.083% 8/31/2029 (a)(d)(e)	2,654	2,654
PPV Intermediate Holdings, LLC, Term Loan, (3-month USD CME Term SOFR + 6.00%) 10.333% 8/31/2029 (a)(d)(e)	40	40
Rialto Management Group, LLC, Term Loan, (3-month USD CME Term SOFR + 5.00%) 9.327% 12/5/2030 (a)(d)(e)	1,823	1,841
Ryan Specialty, LLC 4.375% 2/1/2030 (b)	30	29
Ryan Specialty, LLC 5.875% 8/1/2032 (b)	20	20
Truist Insurance Holdings, LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 9.046% 5/6/2032 (d)(e)	110	112
U.S. Bancorp 5.424% 2/12/2036 (USD-SOFR + 1.411% on 2/12/2035) (c)	110	112
Voyager Parent, LLC 9.25% 7/1/2032 (b)	75	78
Wells Fargo & Co. 5.707% 4/22/2028 (USD-SOFR + 1.07% on 4/22/2027) (c)	400	409
Westpac Banking Corp. 2.668% 11/15/2035 (5-year UST Yield Curve Rate T Note Constant Maturity + 1.75% on 11/15/2030) (c)	100	88

		26,213

Industrials 10.45%
ADT Security Corp. 4.125% 8/1/2029 (b)	30	29
Amentum Holdings, Inc. 7.25% 8/1/2032 (b)	80	82
Avis Budget Car Rental, LLC 4.75% 4/1/2028 (b)	30	29
Avis Budget Car Rental, LLC 5.375% 3/1/2029 (b)	50	48
Axon Enterprise, Inc. 6.125% 3/15/2030 (b)	20	21
Boeing Co. (The) 3.25% 2/1/2028	100	97
Boeing Co. (The) 3.60% 5/1/2034	35	31
Boeing Co. (The) 6.528% 5/1/2034	323	351
Boeing Co. (The) 5.805% 5/1/2050	108	104
Boeing Co. (The) 6.858% 5/1/2054	83	91
Clarivate Science Holdings Corp. 3.875% 7/1/2028 (b)	50	48
CoreLogic, Inc. 4.50% 5/1/2028 (b)	150	143
CoreLogic, Inc., Term Loan, (3-month USD CME Term SOFR + 6.50%) 10.941% 6/4/2029 (d)(e)	50	49
CSX Corp. 5.05% 6/15/2035	175	176
Dun & Bradstreet Corp. (The) 5.00% 12/15/2029 (b)	80	82
Elk Bidco, Inc., Term Loan, (3-month USD CME Term SOFR + 4.50%) 4.50% 6/14/2032 (a)(d)(e)	2,410	2,403
Fortna AR, LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 8.958% 6/1/2029 (a)(d)(e)(f)	1,710	1,710
Horizon CTS Buyer, LLC, Term Loan, (3-month USD CME Term SOFR + 4.50%) 8.783% 3/29/2032 (a)(d)(e)	3,050	3,047
Icahn Enterprises, LP 6.25% 5/15/2026	20	20
Icahn Enterprises, LP 5.25% 5/15/2027	140	136
Icahn Enterprises, LP 9.75% 1/15/2029	120	117
Low Voltage Holdings, Inc., Term Loan, (3-month USD CME Term SOFR + 4.75%) 9.033% 4/28/2032 (a)(d)(e)(f)	2,583	2,576
Norfolk Southern Corp. 4.45% 3/1/2033	19	19
Norfolk Southern Corp. 5.10% 5/1/2035	35	35
Norfolk Southern Corp. 5.35% 8/1/2054	100	95
Peraton Corp., Term Loan B, (3-month USD CME Term SOFR + 3.75%) 8.177% 2/1/2028 (d)(e)	19	17
Reworld Holding Corp. 4.875% 12/1/2029 (b)	60	57
Sabre GLBL, Inc. 11.125% 7/15/2030 (b)	250	262

Capital Group KKR Core Plus+	5

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)

Industrials (continued)
Spirit AeroSystems, Inc. 4.60% 6/15/2028	USD20	$20
Spirit AeroSystems, Inc. 9.75% 11/15/2030 (b)	40	44
Truck-Lite Co., LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 10.093% 2/13/2032 (a)(d)(e)(f)	1,359	1,359
Truck-Lite Co., LLC, Term Loan, (3-month USD CME Term SOFR + 5.75%) 10.093% 2/13/2032 (a)(d)(e)(f)	29	29
Union Pacific Corp. 5.10% 2/20/2035	100	102
Union Pacific Corp. 5.60% 12/1/2054	38	38
W. A. Kendall and Company, LLC, Term Loan, (3-month USD CME Term SOFR + 5.75%) 10.052% 4/22/2030 (a)(d)(e)	730	730
W. A. Kendall and Company, LLC, Term Loan, (3-month USD CME Term SOFR + 5.88%) 10.310% 4/22/2030 (a)(d)(e)	47	47
West Star Aviation Acquisition, LLC, Term Loan, (3-month USD CME Term SOFR + 4.50%) 8.822% 5/20/2032 (a)(d)(e)	3,100	3,088

		17,332

Information technology 4.71%
Analog Devices, Inc. 5.30% 4/1/2054	50	48
Bonterra, LLC, Term Loan, (3-month USD CME Term SOFR + 5.00%) 9.297% 3/5/2032 (a)(d)(e)(f)	151	150
Bonterra, LLC, Term Loan, (3-month USD CME Term SOFR + 5.00%) 9.299% 3/5/2032 (a)(d)(e)(f)	2,625	2,612
Booz Allen Hamilton, Inc. 4.00% 7/1/2029 (b)	35	34
Broadcom, Inc. 4.926% 5/15/2037 (b)	50	49
Cisco Systems, Inc. 5.10% 2/24/2035	450	461
Cloud Software Group, Inc., Term Loan B1, (3-month USD CME Term SOFR + 3.50%) 7.796% 3/29/2029 (d)(e)	50	50
Cloud Software Group, Inc. 6.50% 3/31/2029 (b)	40	40
Cloud Software Group, Inc. 9.00% 9/30/2029 (b)	460	477
Cloud Software Group, Inc. 8.25% 6/30/2032 (b)	220	234
CommScope Technologies, LLC 5.00% 3/15/2027 (b)	20	19
CommScope, LLC 9.50% 12/15/2031 (b)	115	121
Diebold Nixdorf, Inc. 7.75% 3/31/2030 (b)	170	181
Fair Isaac Corp. 6.00% 5/15/2033 (b)	150	152
Gartner, Inc. 3.75% 10/1/2030 (b)	35	33
Helios Software Holdings, Inc. 8.75% 5/1/2029 (b)	340	350
Hughes Satellite Systems Corp. 6.625% 8/1/2026	70	50
ION Trading Technologies SARL 9.50% 5/30/2029 (b)	210	217
Microchip Technology, Inc. 5.05% 2/15/2030	275	279
NCR Atleos Corp. 9.50% 4/1/2029 (b)	50	55
Oracle Corp. 5.50% 8/3/2035	275	281
Synopsys, Inc. 5.15% 4/1/2035	150	151
Synopsys, Inc. 5.70% 4/1/2055	150	149
UKG, Inc. 6.875% 2/1/2031 (b)	50	52
Unisys Corp. 10.625% 1/15/2031 (b)	79	81
Vamos Bidco, Inc., Term Loan, (3-month USD CME Term SOFR + 4.75%) 9.049% 1/30/2032 (a)(d)(e)	1,441	1,435
Viasat, Inc. 6.50% 7/15/2028 (b)	50	47

		7,808

Health care 3.10%
AbbVie, Inc. 5.20% 3/15/2035	100	102
AbbVie, Inc. 5.60% 3/15/2055	250	250
AdaptHealth, LLC 5.125% 3/1/2030 (b)	40	38
Amgen, Inc. 5.25% 3/2/2033	200	205
Amgen, Inc. 5.65% 3/2/2053	200	196
AthenaHealth Group, Inc. 6.50% 2/15/2030 (b)	130	128
Avantor Funding, Inc. 3.875% 11/1/2029 (b)	70	66
Bausch Health Americas, Inc. 9.25% 4/1/2026 (b)	40	40
Bayer US Finance, LLC 6.25% 1/21/2029 (b)	200	210
Bristol-Myers Squibb Co. 5.55% 2/22/2054	175	171
Centene Corp. 2.45% 7/15/2028	30	28
Centene Corp. 2.50% 3/1/2031	35	30
CHS / Community Health Systems, Inc. 5.625% 3/15/2027 (b)	10	10
CHS / Community Health Systems, Inc. 5.25% 5/15/2030 (b)	5	5
CVS Health Corp. 6.05% 6/1/2054	200	196

6	Capital Group KKR Core Plus+

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)

Health care (continued)
DaVita, Inc. 4.625% 6/1/2030 (b)	USD100	$96
DaVita, Inc. 6.875% 9/1/2032 (b)	60	62
DaVita, Inc. 6.75% 7/15/2033 (b)	90	93
Eli Lilly and Co. 5.10% 2/12/2035	275	282
Endo Finance Holdings, Inc. 8.50% 4/15/2031 (b)	50	53
Endo Finance Holdings, Inc., Term Loan B, (3-month USD CME Term SOFR + 4.00%) 8.327% 4/23/2031 (d)(e)	80	80
Gilead Sciences, Inc. 5.55% 10/15/2053	50	49
HCA, Inc. 5.45% 9/15/2034	250	252
Humana, Inc. 5.375% 4/15/2031	225	230
Medline Borrower, LP 3.875% 4/1/2029 (b)	70	67
Medline Borrower, LP 6.25% 4/1/2029 (b)	70	72
Medline Borrower, LP 5.25% 10/1/2029 (b)	160	159
Molina Healthcare, Inc. 3.875% 5/15/2032 (b)	120	109
Owens & Minor, Inc. 4.50% 3/31/2029 (b)	270	242
Owens & Minor, Inc. 6.25% 4/1/2030 (b)	60	57
Takeda U.S. Financing, Inc. 5.20% 7/7/2035	200	200
Takeda U.S. Financing, Inc. 5.90% 7/7/2055	200	201
Team Health Holdings, Inc., Term Loan B, (3-month USD CME Term SOFR + 5.25%) 9.530% 3/2/2027 (d)(e)	40	40
Tenet Healthcare Corp. 6.25% 2/1/2027	10	10
Tenet Healthcare Corp. 4.25% 6/1/2029	60	58
Teva Pharmaceutical Finance Netherlands III BV 6.75% 3/1/2028	350	364
Teva Pharmaceutical Finance Netherlands III BV 6.00% 12/1/2032	200	205
Teva Pharmaceutical Finance Netherlands III BV 4.10% 10/1/2046	40	29
UnitedHealth Group, Inc. 5.15% 7/15/2034	225	227
UnitedHealth Group Inc. 5.30% 6/15/2035	85	87
UnitedHealth Group, Inc. 5.625% 7/15/2054	75	73
UnitedHealth Group, Inc. 5.95% 6/15/2055	69	70

		5,142

Consumer staples 2.90%
Albertsons Companies, Inc. 3.50% 3/15/2029 (b)	70	66
B&G Foods, Inc. 5.25% 9/15/2027	20	18
BAT Capital Corp. 5.625% 8/15/2035	300	305
Imperial Brands Finance PLC 5.625% 7/1/2035 (b)	200	201
Kroger Co. 5.50% 9/15/2054	125	119
Mars, Inc. 5.20% 3/1/2035 (b)	265	268
Mars, Inc. 5.70% 5/1/2055 (b)	150	150
Mondelez International, Inc. 5.125% 5/6/2035	38	38
Philip Morris International, Inc. 4.375% 4/30/2030	69	69
Philip Morris International, Inc. 4.90% 11/1/2034	525	523
Philip Morris International, Inc. 4.875% 4/30/2035	51	50
Post Holdings, Inc. 4.625% 4/15/2030 (b)	60	58
TPSI Receivables, LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 9.026% 1/24/2029 (a)(d)(e)(f)	2,774	2,774
TreeHouse Foods, Inc. 4.00% 9/1/2028	110	101
United Natural Foods, Inc. 6.75% 10/15/2028 (b)	70	69

		4,809

Communication services 2.89%
Alphabet, Inc. 5.25% 5/15/2055	19	19
Alphabet, Inc. 5.30% 5/15/2065	49	48
AT&T, Inc. 3.50% 9/15/2053	225	152
CCO Holdings, LLC 5.00% 2/1/2028 (b)	130	129
CCO Holdings, LLC 4.75% 3/1/2030 (b)	150	145
CCO Holdings, LLC 4.50% 8/15/2030 (b)	50	48
CCO Holdings, LLC 4.25% 2/1/2031 (b)	430	402
CCO Holdings, LLC 4.50% 6/1/2033 (b)	70	64
CCO Holdings, LLC 4.25% 1/15/2034 (b)	70	62
Charter Communications Operating, LLC 4.80% 3/1/2050	61	49
Charter Communications Operating, LLC 3.70% 4/1/2051	180	120
Charter Communications Operating, LLC 3.90% 6/1/2052	138	95
Charter Communications Operating, LLC 5.25% 4/1/2053	302	257

Capital Group KKR Core Plus+	7

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)

Communication services (continued)
Charter Communications Operating, LLC / Charter Communications Operating Capital 3.85% 4/1/2061	USD100	$64
Connect Finco SARL 9.00% 9/15/2029 (b)	400	403
DIRECTV Financing, LLC 5.875% 8/15/2027 (b)	70	70
DISH Network Corp. 11.75% 11/15/2027 (b)	421	434
EchoStar Corp. 10.75% 11/30/2029	230	237
EchoStar Corp. 6.75% PIK or Cash 11/30/2030 (g)	135	123
Embarq, LLC 7.995% 6/1/2036	100	46
Frontier Communications Holdings, LLC 6.75% 5/1/2029 (b)	70	71
Gray Media, Inc. 10.50% 7/15/2029 (b)	30	32
Gray Media, Inc. 5.375% 11/15/2031 (b)	100	75
Intelsat Jackson Holdings SA 6.50% 3/15/2030 (b)	180	184
News Corp. 3.875% 5/15/2029 (b)	30	29
Sirius XM Radio, LLC 3.125% 9/1/2026 (b)	30	29
Sirius XM Radio, LLC 4.00% 7/15/2028 (b)	90	87
Sirius XM Radio, LLC 3.875% 9/1/2031 (b)	150	133
Snap, Inc. 6.875% 3/1/2033 (b)	70	72
TEGNA, Inc. 5.00% 9/15/2029	240	229
T-Mobile USA, Inc. 5.30% 5/15/2035	250	253
Univision Communications, Inc. 8.00% 8/15/2028 (b)	60	61
Univision Communications, Inc. 4.50% 5/1/2029 (b)	130	118
Verizon Communications, Inc. 5.25% 4/2/2035	250	252
WarnerMedia Holdings, Inc. 4.054% 3/15/2029	150	140
WarnerMedia Holdings, Inc. 5.141% 3/15/2052	25	16
WMG Acquisition Corp. 3.75% 12/1/2029 (b)	20	19
WMG Acquisition Corp. 3.875% 7/15/2030 (b)	35	33

		4,800

Materials 2.80%
Cleveland-Cliffs, Inc. 4.875% 3/1/2031 (b)	40	34
Cleveland-Cliffs, Inc. 7.50% 9/15/2031 (b)	60	58
Cleveland-Cliffs, Inc. 7.00% 3/15/2032 (b)	70	66
Consolidated Energy Finance SA 12.00% 2/15/2031 (b)	150	147
CVR Partners, LP 6.125% 6/15/2028 (b)	80	80
Dow Chemical Co. (The) 5.95% 3/15/2055	250	239
First Quantum Minerals, Ltd. 9.375% 3/1/2029 (b)	210	223
FXI Holdings, Inc. 12.25% 11/15/2026 (b)	210	185
LYB International Finance III, LLC 6.15% 5/15/2035	11	11
Methanex Corp. 5.125% 10/15/2027	100	100
Methanex Corp. 5.25% 12/15/2029	40	40
Minera Mexico, SA de CV 5.625% 2/12/2032 (b)	200	204
Mineral Resources, Ltd. 9.25% 10/1/2028 (b)	50	51
Mineral Resources, Ltd. 8.50% 5/1/2030 (b)	60	60
Packaging Coordinators Midco, Term Loan, (3-month USD CME Term SOFR + 4.75%) 9.022% 1/22/2032 (a)(d)(e)(f)	3,000	2,994
Quikrete Holdings, Inc. 6.375% 3/1/2032 (b)	40	41
Quikrete Holdings, Inc. 6.75% 3/1/2033 (b)	20	21
Rio Tinto Finance (USA) PLC 5.75% 3/14/2055	100	100

		4,654

Consumer discretionary 2.13%
Advance Auto Parts, Inc. 3.90% 4/15/2030	180	169
Advance Auto Parts, Inc. 3.50% 3/15/2032	80	70
Allied Universal Holdco, LLC 6.875% 6/15/2030 (b)	80	81
Asbury Automotive Group, Inc. 4.625% 11/15/2029 (b)	110	106
Caesars Entertainment, Inc. 7.00% 2/15/2030 (b)	30	31
Carnival Corp. 6.00% 5/1/2029 (b)	160	162
Carnival Corp. 6.125% 2/15/2033 (b)	160	164
Daimler Trucks Finance North America, LLC 5.25% 1/13/2030 (b)	200	205
Fertitta Entertainment, LLC 4.625% 1/15/2029 (b)	60	57
Fertitta Entertainment, LLC 6.75% 1/15/2030 (b)	30	28
First Student Bidco, Inc. 4.00% 7/31/2029 (b)	110	103
Ford Motor Credit Co., LLC 6.50% 2/7/2035	200	200
General Motors Financial Co., Inc. 5.90% 1/7/2035	320	322

8	Capital Group KKR Core Plus+

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)

Consumer discretionary (continued)
Hanesbrands, Inc. 9.00% 2/15/2031 (b)	USD40	$42
Home Depot, Inc. 4.95% 6/25/2034	300	304
Hyatt Hotels Corp. 5.75% 3/30/2032	175	180
Hyundai Capital America 4.90% 6/23/2028 (b)	93	94
Hyundai Capital America 5.30% 1/8/2030 (b)	325	332
Hyundai Capital America 5.10% 6/24/2030 (b)	94	95
LCM Investments Holdings II, LLC 4.875% 5/1/2029 (b)	110	107
LCM Investments Holdings II, LLC 8.25% 8/1/2031 (b)	80	85
Light and Wonder International, Inc. 7.25% 11/15/2029 (b)	40	41
Royal Caribbean Cruises, Ltd. 4.25% 7/1/2026 (b)	150	149
Royal Caribbean Cruises, Ltd. 6.25% 3/15/2032 (b)	110	113
Sonic Automotive, Inc. 4.625% 11/15/2029 (b)	50	49
Universal Entertainment Corp. 9.875% 8/1/2029 (b)	200	196
Wand NewCo 3, Inc. 7.625% 1/30/2032 (b)	20	21
Wynn Resorts Finance, LLC 5.125% 10/1/2029 (b)	20	20

		3,526

Energy 2.09%
Ascent Resources Utica Holdings, LLC 5.875% 6/30/2029 (b)	30	30
Borr IHC, Ltd. 10.00% 11/15/2028 (b)	178	163
Civitas Resources, Inc. 8.625% 11/1/2030 (b)	20	20
Civitas Resources, Inc. 9.625% 6/15/2033 (b)	25	26
Comstock Resources, Inc. 5.875% 1/15/2030 (b)	50	49
Crescent Energy Finance, LLC 9.25% 2/15/2028 (b)	70	73
Crescent Energy Finance, LLC 7.375% 1/15/2033 (b)	120	115
Devon Energy Corp. 5.75% 9/15/2054	225	203
Diamondback Energy, Inc. 5.55% 4/1/2035	100	101
Diamondback Energy, Inc. 5.75% 4/18/2054	125	116
DT Midstream, Inc. 4.375% 6/15/2031 (b)	90	86
Energy Transfer, LP 6.00% 2/1/2029 (b)	20	20
Energy Transfer, LP 5.20% 4/1/2030	50	51
EQT Corp. 4.75% 1/15/2031 (b)	70	69
EQT Corp. 3.625% 5/15/2031 (b)	75	70
Expand Energy Corp. 5.875% 2/1/2029 (b)	30	30
Genesis Energy, LP 7.875% 5/15/2032	30	31
GreenSaif Pipelines Bidco SARL 6.129% 2/23/2038	200	206
Harvest Midstream I, LP 7.50% 9/1/2028 (b)	40	41
Harvest Midstream I, LP 7.50% 5/15/2032 (b)	20	21
Hess Midstream Operations, LP 5.875% 3/1/2028 (b)	10	10
Hess Midstream Operations, LP 5.50% 10/15/2030 (b)	80	80
Hilcorp Energy I, LP 6.00% 2/1/2031 (b)	40	39
Hilcorp Energy I, LP 6.25% 4/15/2032 (b)	40	38
Hilcorp Energy I, LP 8.375% 11/1/2033 (b)	50	52
Kimmeridge Texas Gas, LLC 8.50% 2/15/2030 (b)	50	52
NFE Financing, LLC 12.00% 11/15/2029 (b)	870	396
NGL Energy Operating, LLC 8.125% 2/15/2029 (b)	50	51
NGL Energy Operating, LLC 8.375% 2/15/2032 (b)	90	90
Noble Finance II, LLC 8.00% 4/15/2030 (b)	40	41
Petroleos Mexicanos 4.50% 1/23/2026	400	395
Petroleos Mexicanos 6.84% 1/23/2030	64	62
Petroleos Mexicanos 5.95% 1/28/2031	61	55
Petroleos Mexicanos 6.70% 2/16/2032	107	99
Saturn Oil & Gas, Inc. 9.625% 6/15/2029 (b)	20	20
Summit Midstream Holdings, LLC 8.625% 10/31/2029 (b)	50	51
Sunoco, LP 4.50% 5/15/2029	30	29
Sunoco, LP 7.25% 5/1/2032 (b)	110	116
Superior Plus, LP 4.50% 3/15/2029 (b)	30	29
Transocean Titan Financing, Ltd. 8.375% 2/1/2028 (b)	36	37
Transocean, Inc. 8.75% 2/15/2030 (b)	32	33
Venture Global Calcasieu Pass, LLC 3.875% 8/15/2029 (b)	70	66
Venture Global Calcasieu Pass, LLC 4.125% 8/15/2031 (b)	90	83
Venture Global LNG, Inc. 9.875% 2/1/2032 (b)	22	24

		3,469

Capital Group KKR Core Plus+	9

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Corporate bonds, notes & loans (continued)

Real estate 1.50%
Boston Properties, LP 5.75% 1/15/2035	USD225	$227
Brookfield Property REIT, Inc. 5.75% 5/15/2026 (b)	90	90
Howard Hughes Corp. (The) 5.375% 8/1/2028 (b)	40	40
Howard Hughes Corp. (The) 4.125% 2/1/2029 (b)	70	67
Howard Hughes Corp. (The) 4.375% 2/1/2031 (b)	50	46
Iron Mountain, Inc. 5.25% 7/15/2030 (b)	60	59
Kennedy-Wilson, Inc. 4.75% 3/1/2029	40	38
Kennedy-Wilson, Inc. 4.75% 2/1/2030	230	211
Kennedy-Wilson, Inc. 5.00% 3/1/2031	90	81
Ladder Capital Finance Holdings LLLP 4.75% 6/15/2029 (b)	20	19
Ladder Capital Finance Holdings LLLP 5.50% 8/1/2030	30	30
MPT Operating Partnership, LP 5.00% 10/15/2027	450	416
MPT Operating Partnership, LP 3.50% 3/15/2031	100	71
MPT Operating Partnership, LP 8.50% 2/15/2032 (b)	200	209
Park Intermediate Holdings, LLC 4.875% 5/15/2029 (b)	40	39
Service Properties Trust 4.75% 10/1/2026	50	49
Service Properties Trust 4.95% 2/15/2027	150	148
Service Properties Trust 3.95% 1/15/2028	120	111
Service Properties Trust 4.95% 10/1/2029	360	314
Service Properties Trust 8.625% 11/15/2031 (b)	215	231

		2,496

Utilities 1.23%
Edison International 6.25% 3/15/2030	275	279
Florida Power & Light Co. 5.70% 3/15/2055	75	76
Long Ridge Energy, LLC 8.75% 2/15/2032 (b)	120	125
Northern States Power Co. 5.40% 3/15/2054	75	72
Pacific Gas and Electric Co. 5.70% 3/1/2035	575	570
Pacific Gas and Electric Co. 6.00% 8/15/2035	155	157
Pacific Gas and Electric Co. 4.95% 7/1/2050	100	81
Pacific Gas and Electric Co. 3.50% 8/1/2050	75	48
PacifiCorp 5.50% 5/15/2054	50	46
PG&E Corp. 5.25% 7/1/2030	130	124
Southern California Edison Co. 5.45% 3/1/2035	175	172
Southern California Edison Co. 6.20% 9/15/2055	150	144
Talen Energy Supply, LLC 8.625% 6/1/2030 (b)	140	150

		2,044

Total corporate bonds, notes & loans		82,293

Mortgage-backed obligations 26.59%
Federal agency mortgage-backed obligations 16.45%
Fannie Mae Pool #FM7751 2.00% 5/1/2051	306	242
Fannie Mae Pool #FM8720 2.00% 8/1/2051	222	176
Fannie Mae Pool #BU2630 2.00% 2/1/2052	1,058	839
Fannie Mae Pool #BX4574 3.00% 8/1/2053	495	429
Fannie Mae Pool #MA5531 5.50% 11/1/2054	6,208	6,213
Fannie Mae Pool #MA5762 6.50% 7/1/2055	2,325	2,402
Freddie Mac Pool #RA6771 2.00% 2/1/2052	214	170
Freddie Mac Pool #SD8505 5.00% 2/1/2055	996	977
Freddie Mac Pool #QY1746 4.00% 4/1/2055	326	304
Uniform Mortgage-Backed Security 2.50% 7/1/2055(h)	2,400	1,990
Uniform Mortgage-Backed Security 3.50% 7/1/2055 (h)	675	608
Uniform Mortgage-Backed Security 4.00% 7/1/2055 (h)	498	463
Uniform Mortgage-Backed Security 4.50% 7/1/2055 (h)	1,125	1,076
Uniform Mortgage-Backed Security 5.00% 7/1/2055 (h)	25	25
Uniform Mortgage-Backed Security 6.00% 7/1/2055 (h)	8,475	8,613
Uniform Mortgage-Backed Security 3.00% 8/1/2055 (h)	806	697
Uniform Mortgage-Backed Security 6.50% 8/1/2055 (h)	2,000	2,062

		27,286

Collateralized mortgage-backed obligations (privately originated) 5.49%
BRAVO Residential Funding Trust, Series 2024-NQM7, Class A1, 5.554% 10/27/2064 (6.554% on 10/1/2028) (b)(c)	827	830

10	Capital Group KKR Core Plus+

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Mortgage-backed obligations (continued)

Collateralized mortgage-backed obligations (privately originated) (continued)
BRAVO Residential Funding Trust, Series 2025-NQM5, Class A1, 5.496% 2/25/2065 (6.496% on 5/1/2027) (b)(c)	USD218	$219
COLT Funding, LLC, Series 2023-1, Class B1, 8.00% 4/25/2068 (b)(e)	1,500	1,508
COLT Funding, LLC, Series 2024-INV3, Class A1, 5.443% 9/25/2069 (6.443% on 8/1/2028) (b)(c)	136	136
Finance of America Structured Securities Trust, Series 2025-PC1, Class A1, 4.50% 5/25/2075 (b)(c)	220	212
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2022-DNA3, Class M1B, (30-day Average USD-SOFR + 2.90%) 7.205% 4/25/2042 (b)(e)	1,561	1,609
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-HQA1, Class B2, (30-day Average USD-SOFR + 5.214%) 9.520% 1/25/2050 (b)(e)	440	485
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA5, Class B2, (30-day Average USD-SOFR + 11.50%) 15.805% 10/25/2050 (b)(e)	480	669
Freddie Mac Structured Agency Credit Risk Debt Notes, Series 2020-DNA6, Class B2, (30-day Average USD-SOFR + 5.65%) 9.955% 12/25/2050 (b)(e)	460	526
Progress Residential Trust, Series 2025-SFR3, Class D, 3.39% 7/17/2030 (b)	800	716
Progress Residential Trust, Series 2024-SFR1, Class A, 3.35% 2/17/2041 (b)	99	95
Progress Residential Trust, Series 2024-SFR1, Class E2, 3.85% 2/17/2041 (b)	664	618
Tricon Residential Trust, Series 2023-SFR2, Class A, 5.00% 12/17/2040 (b)	131	131
Verus Securitization Trust, Series 2023-INV3, Class B2, 8.194% 11/25/2068 (b)(e)	809	804
Verus Securitization Trust, Series 2024-8, Class A1, 5.364% 10/25/2069 (b)(e)	555	555

		9,113

Commercial mortgage-backed securities 4.65%
ALA Trust, Series 2025-OANA, Class A, (1-month USD CME Term SOFR + 1.7426%) 6.043% 6/15/2030 (b)(e)	142	143
Bank Commercial Mortgage Trust, Series 2023-5YR1, Class B, 6.623% 3/15/2056 (e)	1,087	1,133
Barclays Commercial Mortgage Securities, LLC, Series 2024-5C27, Class C, 6.70% 7/15/2057 (e)	240	249
Barclays Commercial Mortgage Securities, LLC, Series 2025-5C34, Class A3, 5.659% 5/15/2058	666	695
Benchmark Mortgage Trust, Series 2018-B7, Class B, 5.00% 5/15/2053 (e)	300	282
Benchmark Mortgage Trust, Series 2020-B22, Class AM, 2.163% 1/15/2054	203	171
Benchmark Mortgage Trust, Series 2022-B32, Class A5, 3.002% 1/15/2055	190	167
BMO Mortgage Trust, Series 2025-5C10, Class B, 6.445% 5/15/2058 (e)	1,000	1,047
Citigroup Commercial Mortgage Trust, Series 2016-GC36, Class A5, 3.616% 2/10/2049	847	837
COMM Mortgage Trust, Series 2019-GC44, Class AM, 3.263% 8/15/2057	1,000	920
DATA 2023-CNTR Mortgage Trust, Series 2023-CNTR, Class A, 5.919% 8/12/2043 (b)(e)	250	254
DC Commercial Mortgage Trust, Series 2023-DC, Class B, 6.804% 9/10/2040 (b)	250	263
Fontainebleau Miami Beach Trust, Series 2024-FBLU, Class E, (1-month USD CME Term SOFR + 3.15%) 7.462% 12/15/2029 (b)(e)	500	500
HTL Commercial Mortgage Trust, Series 2024-T53, Class D, 8.471% 5/10/2039 (b)(e)	100	102
Multifamily Connecticut Avenue Securities, Series 2023-01, Class M7, (30-day Average USD-SOFR + 4.00%) 8.305% 11/25/2053 (b)(e)	385	399
Multifamily Connecticut Avenue Securities, Series 2025-01, Class M1, (30-day Average USD-SOFR + 2.40%) 6.705% 5/25/2055 (b)(e)	289	290
Multifamily Connecticut Avenue Securities, Series 2025-01, Class M2, (30-day Average USD-SOFR + 3.10%) 7.405% 5/25/2055 (b)(e)	258	259

		7,711

Total mortgage-backed obligations		44,110

Asset-backed obligations 11.32%

Affirm, Inc., Series 2024, Class 1A, 5.61% 2/15/2029 (b)	100	100
American Credit Acceptance Receivables Trust, Series 2023-1, Class E, 9.79% 12/12/2029 (b)	800	838
American Credit Acceptance Receivables Trust, Series 2022-4, Class E, 10.00% 1/14/2030 (b)	800	828
Avis Budget Rental Car Funding (AESOP), LLC, Series 2022-1A, Class B, 4.30% 8/21/2028 (b)	420	416
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-7, Class B, 6.44% 8/21/2028 (b)	100	103
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-6A, Class D, 7.37% 12/20/2029 (b)	100	102
Avis Budget Rental Car Funding (AESOP), LLC, Series 2023-8A, Class D, 7.52% 2/20/2030 (b)	100	102
Credit Acceptance Auto Loan Trust, Series 2024-3A, Class C, 5.39% 1/16/2035 (b)	120	121
EquipmentShare, Series 2025-1M, Class B, 5.31% 9/26/2033 (b)	891	897
GLS Auto Select Receivables Trust, Series 2025-1A, Class D, 5.74% 4/15/2032 (b)	1,125	1,152
Hertz Vehicle Financing III, LLC, Series 2022-2A, Class A, 2.33% 6/26/2028 (b)	500	481
Hertz Vehicle Financing, LLC, Series 2021-2A, Class B, 2.12% 12/27/2027 (b)	336	322
Mission Lane Credit Card Master Trust, Series 2023-B, Class C, 10.44% 11/15/2028 (b)	1,000	1,001
Mission Lane Credit Card Master Trust, Series 2025-B, Class D, 6.47% 9/15/2031 (b)	100	100
SMB Private Education Loan Trust, Series 2022-D, Class C, 6.58% 10/15/2058 (b)	56	58
SSI ABS Issuer LLC, Series 2025-1, Class A, 6.15% 7/25/2065 (b)	434	436

Capital Group KKR Core Plus+	11

Bonds, notes & other debt instruments (continued)	Principal amount (000)	Value (000)

Asset-backed obligations (continued)

SSI ABS Issuer LLC, Series 2025-1, Class B, 7.82% 7/25/2065 (b)	USD408	$408
Sunrun Jupiter Issuer, LLC, Series 2022-1A, Class A, 4.75% 7/30/2057 (b)	362	343
Sunrun Julius Issuer, Series 2023-2A, Class A1, 6.60% 1/30/2059 (b)	723	725
Sunrun Neptune Issuer, LLC, Series 2024-1A, Class A, 6.27% 2/1/2055 (b)	117	115
Unison Trust, Series 2025-1, Class A, 6.00% 7/25/2055 (a)	1,571	1,444
Woodward Capital Management, Series 2024-CES8, Class B2, 8.391% 11/25/2044 (b)	3,000	3,037
Woodward Capital Management, Series 2025-CES1, Class B1, 7.653% 1/25/2045 (b)(e)	2,500	2,548
Zayo Issuer, LLC, Series 2025-2A, Class A2, 5.953% 6/20/2055 (f)	500	517
Zayo Issuer, LLC, Series 2025-2A, Class B, 6.586% 6/20/2055 (f)	2,500	2,597

		18,791

U.S. Treasury bonds & notes 8.90%

U.S. Treasury 8.49%
U.S. Treasury 4.00% 5/31/2030	532	537
U.S. Treasury 3.875% 6/30/2030	4,722	4,740
U.S. Treasury 4.00% 6/30/2032	2,941	2,943
U.S. Treasury 4.25% 5/15/2035 (i)	17	17
U.S. Treasury 5.00% 5/15/2045	2,907	2,986
U.S. Treasury 4.625% 2/15/2055 (i)	2,939	2,861

		14,084

U.S. Treasury inflation-protected securities 0.41%
U.S. Treasury Inflation-Protected Security 0.125% 4/15/2026 (i)(j)	61	60
U.S. Treasury Inflation-Protected Security 2.125% 1/152035 (j)	305	310
U.S. Treasury Inflation-Protected Security 2.125% 2/15/2054 (j)	340	311

		681

Total U.S. Treasury bonds & notes		14,765

Bonds & notes of governments & government agencies outside the U.S. 0.33%

Peru (Republic of) 2.783% 1/23/2031	80	72
Peru (Republic of) 5.875% 8/8/2054	30	29
Peru (Republic of) 2.78% 12/1/2060	100	54
United Mexican States 4.75% 4/27/2032	200	190
United Mexican States 6.875% 5/13/2037	200	209

		554

Total bonds, notes & other debt instruments (cost: $158,708,000)		160,513

Convertible bonds & notes 0.09%
Information technology 0.07%

Microstrategy, Inc., convertible notes, 0% 12/1/2029 (b)	130	123

Communication services 0.02%

EchoStar Corp., convertible notes, 3.875% 11/30/2030	20	24

Total convertible bonds & notes (cost: $140,000)		147

Common stocks 0.01%	Shares
Energy 0.01%

New Fortress Energy, Inc., Class A(k)	4,124	14

Total common stocks (cost: $24,000)		14

12	Capital Group KKR Core Plus+

Short-term securities 8.96%	Shares	Value (000)
Money market investments 8.96%

Capital Group Central Cash Fund 4.35%(l)(m)	148,565	$14,857

Total short-term securities (cost: $14,855,000)		14,857

Total investment securities 105.80% (cost: $173,727,000)		175,531

Other assets less liabilities (5.80)%		(9,615)

Net assets 100.00%		$165,916

Futures contracts

Contracts	Type	Number of contracts	Expiration date	Notional amount (000)	Value and unrealized appreciation (depreciation) at 6/30/2025 (000)

2 Year U.S. Treasury Note Futures	Long	219	9/30/2025	USD45,557	$176
5 Year U.S. Treasury Note Futures	Long	236	9/30/2025	25,724	256
10 Year U.S. Treasury Note Futures	Long	77	9/19/2025	8,634	166
10 Year Ultra U.S. Treasury Note Futures	Short	34	9/19/2025	(3,885)	(95)
U.S. Treasury Long Term Bonds Futures	Long	29	9/19/2025	3,349	123
U.S. Treasury Ultra Long-Term Bonds Futures	Long	16	9/19/2025	1,906	64

					$690

Swap contracts

Credit default swaps

Centrally cleared credit default swaps on credit indices – sell protection
Reference index	Financing rate received	Payment frequency	Expiration date	Notional amount(n) (000)	Value at 6/30/2025(o) (000)	Upfront premium paid (received) (000)	Unrealized appreciation (depreciation) at 6/30/2025 (000)

CDX.NA.HY.44	5.00%	Quarterly	6/20/2030	USD9,880	$714	$370	$344
CDX.NA.IG.44	1.00%	Quarterly	6/20/2030	7,044	154	104	50

					$868	$474	$394

Investments in affiliates(m)

	Value at 4/29/2025 (000)	Additions (000)	Reductions (000)	Net realized gain (loss) (000)	Net unrealized appreciation (depreciation) (000)	Value at 6/30/2025 (000)	Dividend or interest income (000)

Short-term securities 8.96%

Money market investments 8.96%

Capital Group Central Cash Fund 4.35%(l)	$–	$136,415	$121,569	$9	$2	$14,857	$210

Restricted securities(f)

	Acquisition date(s)(p)	Cost (000)	Value (000)	Percent of net assets

Bonterra, LLC, Term Loan, (3-month USD CME Term SOFR + 5.00%) 9.297% 3/5/2032(a)(d)(e)	4/24/2025	$149	$150	0.09%

Bonterra, LLC, Term Loan, (3-month USD CME Term SOFR + 5.00%) 9.299% 3/5/2032(a)(d)(e)	4/24/2025	2,599	2,612	1.57

Capital Group KKR Core Plus+	13

Restricted securities(f) (continued)

	Acquisition date(s)(p)	Cost (000)	Value (000)	Percent of net assets

Fortna AR, LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 8.958% 6/1/2029(a)(d)(e)	4/24/2025	$1,685	$1,710	1.03%

FSS Buyer, LLC, Term Loan, (3-month USD CME Term SOFR + 4.50%) 8.779% 8/29/2031(a)(d)(e)	4/24/2025	2,473	2,483	1.50

FSS Buyer, LLC, Term Loan, (3-month USD CME Term SOFR + 4.50%) 8.769% 8/30/2030(a)(d)(e)	4/24/2025	66	66	0.04

Integrity Marketing Acquisition, LLC, Term Loan, (3-month USD CME Term SOFR + 5.00%) 9.333% 8/25/2028(a)(d)(e)	4/24/2025	3,192	3,200	1.93

Jamestown Funding Trust, Term Loan, (3-month USD CME Term SOFR + 2.20%) 6.543% 6/15/2072(a)(d)(e)	6/13/2025	503	503	0.30

Jamestown Funding Trust, Term Loan, (3-month USD CME Term SOFR + 3.15%) 7.493% 6/15/2072(a)(d)(e)	6/13/2025	403	403	0.24

Low Voltage Holdings, Inc., Term Loan, (3-month USD CME Term SOFR + 4.75%) 9.033% 4/28/2032(a)(d)(e)	4/30/2025 - 5/29/2025	2,564	2,576	1.55

Packaging Coordinators Midco, Term Loan, (3-month USD CME Term SOFR + 4.75%) 9.022% 1/22/2032(a)(d)(e)	4/24/2025	2,993	2,994	1.81

TPSI Receivables, LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 9.026% 1/24/2029(a)(d)(e)	4/24/2025	2,734	2,774	1.67

Truck-Lite Co., LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 10.093% 2/13/2032(a)(d)(e)	6/17/2025	1,359	1,359	0.82

Truck-Lite Co., LLC, Term Loan, (3-month USD CME Term SOFR + 5.75%) 10.093% 2/13/2032(a)(d)(e)	6/17/2025	29	29	0.02

Zayo Issuer, LLC, Series 2025-2A, Class A2, 5.953% 6/20/2055	5/1/2025	500	517	0.31

Zayo Issuer, LLC, Series 2025-2A, Class B, 6.586% 6/20/2055	5/1/2025	2,500	2,597	1.57

Total		$23,749	$23,973	14.45%

(a)	Value determined using significant unobservable inputs.
(b)

Acquired in a transaction exempt from registration under Rule 144A or, for commercial paper, Section 4(a)(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $43,571,000, which represented 26.26% of the net assets of the fund.

(c)	Step bond; coupon rate may change at a later date.
(d)

Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $39,235,000, which represented 23.65% of the net assets of the fund.

(e)

Coupon rate may change periodically. Reference rate and spread are as of the most recent information available. Some coupon rates are determined by the issuer or agent based on current market conditions; therefore, the reference rate and spread are not available. For short-term securities, the date of the next scheduled coupon rate change is considered to be the maturity date.

(f)

Restricted security, other than Rule 144A securities or commercial paper issued pursuant to Section 4(a)(2) of the Securities Act of 1933. The total value of all such restricted securities was $23,973,000, which represented 14.45% of the net assets of the fund.

(g)	Payment in kind; the issuer has the option of paying additional securities in lieu of cash. Payment methods and rates are as of the most recent payment when available.
(h)	Represents securities transacted on a TBA basis
(i)	All or a portion of this security was pledged as collateral. The total value of pledged collateral was $329,000, which represented 0.20% of the net assets of the fund.
(j)	Index-linked bond whose principal amount moves with a government price index.
(k)	Security did not produce income during the last 12 months.
(l)	Rate represents the seven-day yield at 6/30/2025.
(m)	Part of the same “group of investment companies” as the fund as defined under the Investment Company Act of 1940, as amended.
(n)	The maximum potential amount the fund may pay as a protection seller should a credit event occur.
(o)

The prices and resulting values for credit default swap indices serve as an indicator of the current status of the payment/performance risk. As the value of a sell protection credit default swap increases or decreases, when compared to the notional amount of the swap, the payment/performance risk may decrease or increase, respectively.

(p)	The fund was seeded, and began trading, on 4/24/2025. The fund commenced operations and shares became available for purchase on 4/29/2025.

14	Capital Group KKR Core Plus+

Key to abbreviation(s)

CME = CME Group

PIK = Payment In Kind

REIT = Real Estate Investment Trust

SOFR = Secured Overnight Financing Rate

TBA = To be announced

USD = U.S. Dollar

UST = U.S. Treasury

Refer to the notes to financial statements.

Capital Group KKR Core Plus+	15

Financial statements

Statement of assets and liabilities at June 30, 2025	unaudited

	(dollars in thousands)
Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $158,872)	$160,674
Affiliated issuers (cost: $14,855)	14,857	$175,531

Cash		1,205
Cash collateral pledged for futures contracts		657
Cash collateral pledged for swap contracts		847
Unrealized appreciation on unfunded commitments*		34
Receivables for:
Sales of investments	13,709
Sales of fund’s shares	1,249
Dividends and interest	1,040
Variation margin on futures contracts	118
Variation margin on centrally cleared swap contracts	36
Due from related parties	300
Other	437	16,889

		195,163
Liabilities:
Payables for:
Purchases of investments	27,893
Dividends on fund’s shares	814
Investment advisory services	175
Services provided by related parties	9
Variation margin on futures contracts	17
Other	339	29,247

Commitments and contingencies*
Net assets at June 30, 2025		$165,916

Net assets consist of:
Capital paid in on shares of beneficial interest		$162,957
Total distributable earnings (accumulated loss)		2,959

Net assets at June 30, 2025		$165,916

*Refer to Note 5 for further information on unfunded commitments.

(dollars and shares in thousands, except per-share amounts)

Shares of beneficial interest issued and outstanding (no stated par value) – unlimited shares authorized (16,285 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share

Class A	$ 187	19	$10.19
Class A-2	10	1	10.19
Class F-2	999	98	10.19
Class F-3	164,710	16,166	10.19
Class R-6	10	1	10.19

Refer to the notes to financial statements.

16	Capital Group KKR Core Plus+

Financial statements (continued)

Statement of operations for the period ended June 30, 2025[1]	unaudited

	(dollars in thousands)
Investment income:
Income:
Dividends from affiliated issuers	$210
Interest from unaffiliated issuers	1,699		$1,909

Fees and expenses[2]:
Investment advisory services	175
Distribution services	–	[3]
Transfer agent services	–	[3]
Administrative services	9
Accounting and administrative services	55
Auditing and legal	162
Custodian	2
Independent valuation services	92
Other	48

Total fees and expenses before waivers/reimbursements	543
Less waivers/reimbursements of fees and expenses:
Miscellaneous fee reimbursement	300

Total fees and expenses after waivers/reimbursements			243

Net investment income			1,666

Net realized gain (loss) and unrealized appreciation (depreciation):
Net realized gain (loss) on:
Unaffiliated issuers	(198)
Affiliated issuers	9
Futures contracts	(428)
Swap contracts	236		(381)

Net unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	1,836
Affiliated issuers	2
Futures contracts	690
Swap contracts	394		2,922

Net realized gain (loss) and unrealized appreciation (depreciation):			2,541

Net increase (decrease) in net assets resulting from operations			$4,207

1 For the period April 29, 2025, commencement of operations, through June 30, 2025.

2 Additional information related to class-specific fees and expenses is included in the notes to financial statements.

3 Amount less than one thousand.

Refer to the notes to financial statements.

Capital Group KKR Core Plus+	17

Financial statements (continued)

Statement of changes in net assets	unaudited

(dollars in thousands)

Period ended June 30, 2025*
Operations:

Net investment income	$1,666

Net realized gain (loss)	(381)

Net unrealized appreciation (depreciation)	2,922

Net increase (decrease) in net assets resulting from operations	4,207

Distributions paid or accrued to shareholders	(1,248)

Net capital share transactions	162,957

Total increase (decrease) in net assets	165,916

Net Assets:

Beginning of period	–

End of period	$165,916

*For the period April 29, 2025, commencement of operations, through June 30, 2025.

Refer to the notes to financial statements.

18	Capital Group KKR Core Plus+

Financial statements (continued)

Statement of cash flows for the period ended June 30, 2025*

(dollars in thousands)

Cash flows from operating activities:

Net increase in net assets resulting from operations	$4,207
Increase (decrease) in realized gain (loss) on investments	189
Increase (decrease) in net unrealized appreciation (depreciation)	(1,838)
Purchases of investment securities	(325,150)
Sales of investment securities	167,596
Net purchases, sales and maturities of short-term investments	(16,293)
Net amortization of premium (accretion of discount)	(69)
Changes in assets and liabilities:
(Increase) decrease in receivables for sales of investments	(13,709)
(Increase) decrease in receivables for dividends and interest	(1,040)
(Increase) decrease in receivables for variation margin on futures contracts	(118)
(Increase) decrease in receivables for variation margin on centrally cleared swap contracts	(36)
(Increase) decrease in receivables due from related parties	(300)
(Increase) decrease in other receivables	(437)
Increase (decrease) in payables for purchases of investments	27,893
Increase (decrease) in payables for investment advisory services	175
Increase (decrease) in payables for variation margin on futures contracts	17
Increase (decrease) in payables for services provided by related parties	9
Increase (decrease) in other payables	339

Net cash provided by (used in) operating activities	(158,565)

Cash flows from financing activities:

Distributions paid to shareholders	(431)
Proceeds from sales of fund’s shares	161,705

Net cash provided by (used in) financing activities	161,274

Net increase (decrease) in cash and cash collateral pledged	2,709
Cash and cash collateral pledged at beginning of period	–

Cash and cash collateral pledged at end of period	$2,709

Supplemental disclosure of cash flow information:
Reinvestment of distributions	$3

*For the period April 29, 2025, commencement of operations, through June 30, 2025.

Refer to the notes to financial statements.

Capital Group KKR Core Plus+	19

Notes to financial statements	unaudited

1. Organization

Capital Group KKR Core Plus+ (the “fund”) was organized on October 4, 2024 as a Delaware statutory trust. The fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that operates as an interval fund. The fund seeks to provide a high level of current income and maximum total return, consistent with preservation of capital. The fund will seek to allocate approximately 60% of its net assets to public debt assets and approximately 40% to private credit assets. Capital Research and Management Company (“CRMC”) is the fund’s investment adviser. KKR Credit Advisors (US) LLC (“KKR”) is the fund’s sub-adviser and primarily manages private credit assets held by the fund.

The fund has five share classes consisting of four retail share classes (Classes A, A-2, F-2 and F-3) and one retirement plan share class (Class R-6). The retirement plan share class is generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described further in the following table:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption

Class A	3.75%	0.75% for redemptions within 18 months of purchase for investments of $500,000 or more

Class A-2	2.00%	1% for redemptions within one year of purchase for investments of $250,000 or more

Classes F-2 and F-3	None	None

Class R-6	None	None

Holders of all share classes have equal pro rata rights to the assets, dividends and liquidation proceeds of the fund. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses (“class-specific fees and expenses”), primarily due to different arrangements for distribution, transfer agent and administrative services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each share class.

2. Significant accounting policies

The fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”). The fund’s financial statements have been prepared to comply with U.S. generally accepted accounting principles (“U.S. GAAP“). These principles require the fund’s investment adviser to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. Subsequent events, if any, have been evaluated through the date of issuance in the preparation of the financial statements. The fund follows the significant accounting policies described in this section, as well as the valuation policies described in the next section on valuation.

Operating segments – The fund represents a single operating segment as the operating results of the fund are monitored as a whole and its long-term asset allocation is determined in accordance with the terms of its prospectus, based on defined investment objectives that are executed by the fund’s portfolio management team. A senior executive team comprised of the fund’s Principal Executive Officer and Principal Financial Officer, serves as the fund’s chief operating decision maker (“CODM”), who act in accordance with Board of Trustee reviews and approvals. The CODM uses financial information, such as changes in net assets from operations, changes in net assets from fund share transactions, and income and expense ratios, consistent with that presented within the accompanying financial statements and financial highlights to assess the fund’s profits and losses and to make resource allocation decisions. Segment assets are reflected in the statement of assets and liabilities as net assets, which consists primarily of investment securities, at value, and significant segment expenses are listed in the accompanying statement of operations.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized gains and losses and unrealized appreciation and depreciation are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, transfer agent and administrative services, are charged directly to the respective share class.

20	Capital Group KKR Core Plus+

Distributions paid or accrued to shareholders – Income dividends are declared daily after the determination of the fund’s net investment income and are paid to shareholders monthly. Capital gain distributions are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in the fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

New accounting pronouncements – In December 2023, the FASB issued Accounting Standards Update 2023-09 (“the ASU”), Income Taxes (Topic 740): Improvements to Income Tax Disclosures, which enhances income tax disclosures, including disclosure of income taxes paid disaggregated by jurisdiction. The ASU is effective for annual periods beginning after December 15, 2024, with early adoption permitted. Management is currently evaluating the ASU and its impact to the financial statements.

3. Valuation

CRMC, the fund’s investment adviser, values the fund’s investments at fair value as defined by U.S. GAAP. The net asset value per share is calculated once daily as of the close of regular trading on the New York Stock Exchange, normally 4 p.m. New York time, each day the New York Stock Exchange is open.

Methods and inputs – The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities, including depositary receipts, exchange-traded funds, and certain convertible preferred stocks that trade on an exchange or market, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities, and loans other than directly originated loans, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Example of standard inputs

All	Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral characteristics or performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds, notes & loans; convertible securities	Standard inputs and underlying equity of the issuer

Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

Mortgage-backed; asset-backed obligations	Standard inputs and cash flows, prepayment information, default rates, delinquency and loss assumptions, credit enhancements and specific deal information

Municipal securities	Standard inputs and, for certain distressed securities, cash flows or liquidation values using a net present value calculation based on inputs that include, but are not limited to, financial statements and debt contracts

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. The Capital Group Central Cash Fund (“CCF”), a fund within the Capital Group Central Fund Series (“Central Funds“), is valued based upon a floating net asset value, which fluctuates with changes in the value of CCF’s portfolio securities. The underlying securities are valued based on the policies and procedures in CCF’s statement of additional information.

Capital Group KKR Core Plus+	21

Exchange-traded futures are generally valued at the official settlement price on the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued. Exchange-traded futures are generally valued at the official settlement price of the exchange or market on which such instruments are traded, as of the close of business on the day the futures are being valued. Swaps are generally valued using evaluated prices obtained from third-party pricing vendors who calculate these values based on market inputs that may include the yields of the indices referenced in the instrument and the relevant curve, dealer quotes, default probabilities and recovery rates, and terms of the contract.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair valuation guidelines adopted by the fund’s investment adviser and approved by the board of trustees as further described. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security, and changes in overall market conditions. Directly originated loans are valued on an individual loan basis. The fair value of each loan may be informed by the inputs of third-party services. These valuations will incorporate borrower-specific information such as credit performance, significant events affecting the borrower or underlying collateral, and relevant market developments each business day that the New York Stock Exchange is open. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure – The fund’s board of trustees has designated the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Committee”) to administer, implement and oversee the fair valuation process and to make fair value decisions. The Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation team. The Committee reviews changes in fair value measurements from period to period, pricing vendor information and market data, and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews facilitated by the investment adviser’s global risk management group. The Committee reports changes to the fair valuation guidelines to the board of trustees. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

Classifications – The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The fund’s valuation levels as of June 30, 2025, were as follows (dollars in thousands):

	Investment securities

	Level 1	Level 2	Level 3	Total

Assets:
Bonds, notes & other debt instruments:
Corporate bonds, notes & loans	$–	$40,739	$41,554	$82,293
Mortgage-backed obligations	–	44,110	–	44,110
Asset-backed obligations	–	17,347	1,444	18,791
U.S. Treasury bonds & notes	–	14,765	–	14,765
Bonds & notes of governments & government agencies outside the U.S.	–	554	–	554
Convertible bonds & notes	–	147	–	147
Common stocks	14	–	–	14
Short-term securities	14,857	–	–	14,857

Total	$14,871	$117,662	$42,998	$175,531

22	Capital Group KKR Core Plus+

	Other investments[1]

	Level 1	Level 2	Level 3	Total

Assets:
Unrealized appreciation on futures contracts	$785	$–	$–	$785
Unrealized appreciation on centrally cleared credit default swaps	–	394	–	394
Liabilities:
Unrealized depreciation on futures contracts	(95)	–	–	(95)

Total	$690	$394	$–	$1,084

1Futures contracts and credit default swaps are not included in the fund’s investment portfolio.

The following table reconciles the valuation of the fund’s Level 3 investment securities and related transactions for the period April 29, 2025, commencement of operations, through June 30, 2025 (dollars in thousands):

	Beginning value at 4/29/2025	Transfers into Level 3[2]	Purchases	Sales		Accrued premiums/ discounts	Net realized gain (loss)[3]		Unrealized appreciation (depreciation)[3]	Transfers out of Level 3[2]	Ending value at 6/30/2025

Bonds, notes & other debt instruments	$–	$–	$42,823		$(49)	8	$–	[4]	$216	$–	$42,998

Net unrealized appreciation (depreciation) during the period on Level 3 investment securities held at June 30, 2025											$ 216

2Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred. These transfers are the result of changes in the availability of pricing sources and/or in the observability of significant inputs used in valuing the securities.

3Net realized gain and unrealized appreciation are included in the related amounts on investments in the fund’s statement of operations.

4Amount less than one thousand.

Unobservable inputs – Valuation of the fund’s Level 3 securities is based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The following table provides additional information used by the fund’s investment adviser to fair value the fund’s Level 3 securities (dollars in thousands):

	Value at 6/30/2025	Valuation technique(s)	Unobservable inputs	Range (if applicable)	Weighted average*	Impact to valuation from an increase in input†

Bonds, notes & other debt instruments		Yield analysis	Yield	9% - 10%	7%	Decrease
	$42,998		Discount margin	2% - 9%	5%	Decrease
		Transaction	Transaction price	Not applicable	Not applicable	Not applicable

	$42,998

*Weighted average is by relative fair value.

†This column represents the directional change in fair value of the Level 3 securities that would result in an increase from the corresponding input. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.

4. Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions – The prices of, and the income generated by, the securities held by the fund may decline - sometimes rapidly or unpredictably - due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; levels of public debt and deficits; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.

Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.

Capital Group KKR Core Plus+	23

Repurchase offers risk – The fund is an interval fund and, in order to provide liquidity to shareholders, the fund, subject to applicable law, will conduct periodic repurchase offers of 5% to 25% of its outstanding shares at net asset value, subject to approval of the board. The fund expects initially to conduct quarterly repurchase offers for 10% of its outstanding shares under ordinary circumstances. As a result, shareholders may be unable to liquidate all or a given percentage of their investment in the fund during a particular repurchase offer. Some shareholders, in anticipation of proration, may request that more shares be repurchased than they wish to have repurchased in a particular month, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the net asset value per share of shares subject of a repurchase request in a repurchase offer may decline to the extent there is any delay between the repurchase request deadline and the date on which the net asset value for tendered shares is determined. Such fluctuations may be exacerbated by currency fluctuations to the extent the fund invests in securities denominated in currencies other than the U.S. dollar. The net asset value on the repurchase request deadline or the repurchase pricing date may be higher or lower than on the date a shareholder submits a repurchase request.

The fund believes that these repurchase offers are generally beneficial to the fund’s shareholders, and repurchases generally will be funded from available cash (including through borrowings), cash from the sale of shares or sales of portfolio securities. However, repurchase offers and the need to fund repurchase obligations may affect the ability of the fund to be fully invested or force the fund to maintain a higher percentage of its assets in liquid investments than would otherwise be the case, which could adversely affect the fund’s investment performance. In addition, diminution in the size of the fund through repurchases may result in an increased expense ratio for shareholders who do not submit a repurchase request, may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant) and, unless offset by sufficient sales of fund shares, may limit the ability of the fund to participate in new investment opportunities or to achieve its investment objective. In addition, if the fund borrows to finance repurchases, interest on that borrowing will negatively affect shareholders who do not submit a repurchase request by increasing the fund’s expenses and reducing any net investment income.

Issuer risks – The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer.

Investing in debt instruments – The prices of, and the income generated by, bonds, loans and other debt securities held by the fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.

Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers of debt securities that may be prepaid at any time, such as mortgage- or other asset-based finance securities, are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general change in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased repurchase requests from fund shareholders. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.

Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the fund’s securities could cause the value of shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. The investment adviser and the sub-adviser rely on their own credit analysts to research issuers and issues in assessing credit and default risks.

Investing in lower rated debt instruments – Lower rated bonds and other lower rated debt securities, rated Ba1/BB+ or below by Nationally Recognized Statistical Rating Organizations, generally have higher rates of interest and involve greater risk of default or price declines due to changes in the issuer’s creditworthiness than those of higher quality debt securities. The market prices of these securities may fluctuate more than the prices of higher quality debt securities and may decline significantly in periods of general economic difficulty. These risks may be increased with respect to investments in “junk bonds,” namely debt securities that are rated Ba1 or below

24	Capital Group KKR Core Plus+

and BB+ or below by Nationally Recognized Statistical Ratings Organizations designated by the investment adviser or sub-adviser or unrated securities that are deemed by the investment adviser or sub-adviser to be their equivalent.

Investing in illiquid investments and liquidity risk – The sub-adviser expects to invest primarily in private, illiquid securities. Illiquid assets may be more difficult to value, especially in changing markets. In addition, illiquid securities are typically subject to restrictions on resale and the fund may be legally, contractually or otherwise prohibited from selling or disposing certain investments for a period of time. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs or to try to limit losses, or may be forced to sell at a loss.

Fund holdings in general may be or may become difficult or impossible to sell, particularly during times of market turmoil. In addition legal or contractual restrictions on resale, liquidity may be impacted by the lack of an active market for a holding or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings.

Investing outside the U.S. – Securities of issuers domiciled outside the U.S. or with significant operations or revenues outside the U.S., and securities tied economically to countries outside the U.S., may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the U.S. In addition, the value of investments outside the U.S. may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the U.S. may be heightened in connection with investments in emerging markets.

Investing in emerging markets – Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in more developed markets are subject. The fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, more vulnerable to market manipulation, and more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s net asset value. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.

Investing in mortgage-related and other asset-based finance securities – Mortgage-related securities, such as mortgage-backed securities, and other asset-based finance securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as residential mortgage loans, home equity loans, mortgages on commercial buildings, consumer loans and equipment leases. Investments in such securities may include collateralized debt obligations, such as collateralized loan obligations and collateralized mortgage obligations, and may, from time to time, include lower-rated tranches of these instruments. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-based finance securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and the fund’s net asset value. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and

Capital Group KKR Core Plus+	25

borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-based finance securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-based finance securities are subject to similar risks, as well as additional risks associated with the assets underlying those securities.

Interest rate risk – The values and liquidity of the securities held by the fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. The fund may invest in variable and floating rate securities. When the fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, the fund may not be able to maintain a positive yield or total return and, in relatively low interest rate environments, there are heightened risks associated with rising interest rates.

Investing in derivatives – The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may cause the fund to lose significantly more than its initial investment. Derivatives may be difficult to value, difficult for the fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses. Derivatives are also subject to operational risk (such as documentation issues, settlement issues and systems failures) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract).

Investing in future delivery contracts – The fund may enter into contracts, such as to-be-announced contracts and mortgage dollar rolls, that involve the fund selling mortgage-related securities and simultaneously contracting to repurchase similar securities for delivery at a future date at a predetermined price. This can increase the fund’s market exposure, and the market price of the securities that the fund contracts to repurchase could drop below their purchase price. While the fund can preserve and generate capital through the use of such contracts by, for example, realizing the difference between the sale price and the future purchase price, the income generated by the fund may be reduced by engaging in such transactions. In addition, these transactions increase the turnover rate of the fund.

Investing in inflation-linked bonds – The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates – i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.

Investing in inflation-linked bonds may also reduce the fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to the fund.

Currency – The prices of, and the income generated by, debt securities held by the fund may also be affected by changes in relative currency values. If the U.S. dollar appreciates against foreign currencies, the value in U.S. dollars of the fund’s securities denominated in such currencies would generally fall and vice versa.

Investing in subordinated and unsecured or partially secured loans – The fund will, from time to time, invest in unsecured loans and secured subordinated loans, including second and lower lien loans. Second lien loans are generally second in line in terms of repayment priority. A second lien loan could have a claim on the same collateral pool as the first lien or it could be secured by a separate set of assets. Second lien loans generally give investors priority over general unsecured creditors in the event of an asset sale. The priority of the collateral claims of third or lower lien loans ranks below holders of second lien loans and so on. Such junior loans are subject to the same

26	Capital Group KKR Core Plus+

general risks inherent to any loan investment, including credit risk, market and liquidity risk and interest rate risk. Due to their lower place in the borrower’s capital structure and possible unsecured or partially secured status, such loans involve a higher degree of overall risk than Senior Loans of the same borrower.

Investing in securities backed by the U.S. government – U.S. government securities are subject to market risk, interest rate risk and credit risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. government. Notwithstanding that these securities are backed by the full faith and credit of the U.S. government, circumstances could arise that would prevent or delay the payment of interest or principal on these securities, which could adversely affect their value and cause the fund to suffer losses. Such an event could lead to significant disruptions in U.S. and global markets.

Securities issued by U.S. government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government are neither issued nor guaranteed by the U.S. government.

Nondiversification – As a nondiversified fund, the fund may invest a greater percentage of its assets in fewer issuers than a diversified fund. A fund that invests in a relatively smaller number of issuers is more susceptible to risks associated with a single economic, political, geographic or regulatory occurrence than a diversified fund might be. In addition, poor performance by a single issuer could adversely affect fund performance more than if the fund were invested in a larger number of issuers. The value of the fund’s shares can be expected to fluctuate more than might be the case if the fund were more broadly diversified.

Management – The investment adviser and sub-adviser to the fund actively manage the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by the investment adviser or sub-adviser in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5. Certain investment techniques

Index-linked bonds – The fund has invested in index-linked bonds, which are fixed-income securities whose principal value is periodically adjusted to a government price index. Over the life of an index-linked bond, interest is paid on the adjusted principal value. Increases or decreases in the principal value of index-linked bonds are recorded as interest income in the fund’s statement of operations.

Mortgage dollar rolls – The fund has entered into mortgage dollar roll transactions of TBA securities in which the fund sells a TBA mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar TBA security on a specific future date at a predetermined price. Mortgage dollar rolls are accounted for as purchase and sale transactions and may result in an increase to the fund’s portfolio turnover rate. Portfolio turnover rates excluding and including mortgage dollar rolls are presented at the end of the fund’s financial highlights table.

Loans – The fund has entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder’s portion of a loan. These loans are often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The fund also invests in loans originated or negotiated by non-bank lenders in private markets, including first-lien loans, unsecured loans and secured subordinated loans (such as second and lower lien loans). Due to their unsecured or partially secured status, lower lien loans involve a higher degree of risk overall than senior loans of the same borrower. A loan’s interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal. There may be no active trading market for some loans, and the fund may not be able to readily dispose of certain loans at desired prices.

Unfunded commitments – The fund has participated in transactions that involve unfunded commitments, which may obligate the fund to make certain investments, including unsettled bank loan purchase transactions. The table below presents the fund’s maximum exposure of unfunded commitments as of June 30, 2025 (dollars in thousands). Net unrealized appreciation is disclosed as unrealized appreciation on unfunded commitments in the fund’s statement of assets and liabilities and is included in net unrealized appreciation on investments in unaffiliated issuers in the fund’s statement of operations.

Commitment	Maximum exposure	Unrealized appreciation (depreciation)	Percentage of net assets

Ares Secondaries Pbn Finance Co IV, LLC, Term Loan, (3-month USD CME Term SOFR + 2.90%) 7.224% 4/14/2039	$908	$(6)	0.55%

Capital Group KKR Core Plus+	27

Commitment	Maximum exposure	Unrealized appreciation (depreciation)		Percentage of net assets

Ares Secondaries Pbn Finance Co IV, LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 9.041% 4/14/2039	458	2		0.28
Ares Secondaries Pbn Finance Co IV, LLC, Term Loan, (3-month USD CME Term SOFR + 8.50%) 12.791% 4/14/2039	447	(10)		0.27
Bonterra, LLC, Term Loan, (3-month USD CME Term SOFR + 5.00%) 9.297% 3/5/2032	554	3		0.33
Bonterra, LLC, Term Loan, (3-month USD CME Term SOFR + 5.00%) 1.00% 3/5/2032	704	–	*	0.42
Elk Bidco, Inc., Term Loan, (3-month USD CME Term SOFR + 4.75%) 0.00% 6/14/2032	501	–	*	0.30
Elk Bidco, Inc., Term Loan, (3-month USD CME Term SOFR + 4.75%) 0.375% 6/14/2032	452	1		0.27
Fortna AR, LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 8.958% 6/1/2029	1,710	24		1.03
FSS Buyer, LLC, Term Loan, (3-month USD CME Term SOFR + 4.50%) 8.769% 8/30/2030	165	1		0.10
Hbwm Intermediate II, LLC, Term Loan, (3-month USD CME Term SOFR + 4.50%) 8.831% 8/18/2031	245	2		0.15
PPV Intermediate Holdings, LLC, Term Loan, (3-month USD CME Term SOFR + 5.75%) 0.50% 8/31/2029	226	1		0.14
Rialto Management Group, LLC, Term Loan, (3-month USD CME Term SOFR + 5.00%) 0.50% 12/5/2030	66	1		0.04
TPSI Receivables, LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 9.026% 1/24/2029	761	11		0.46
Truck-Lite Co., LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 1.00% 2/13/2032	50	–		0.03
Truck-Lite Co., LLC, Term Loan, (3-month USD CME Term SOFR + 5.75%) 1.00% 2/13/2032	280	2		0.17
Truck-Lite Co., LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 1.00% 2/13/2032	139	1		0.08
Truck-Lite Co., LLC, Term Loan, (3-month USD CME Term SOFR + 4.75%) 0.50% 2/13/2031	139	–		0.08
Vamos Bidco, Inc., Term Loan, (3-month USD CME Term SOFR + 4.75%) 0.50% 1/30/2032	598	–	*	0.36
Vamos Bidco, Inc., Term Loan, (3-month USD CME Term SOFR + 4.75%) 0.50% 1/30/2032	179	1		0.11
W. A. Kendall and Company, LLC, Term Loan, (3-month USD CME Term SOFR + 5.88%) 10.31% 4/22/2030	104	–		0.06
W. A. Kendall and Company, LLC, Term Loan, (3-month USD CME Term SOFR + 5.75%) 10.052% 4/22/2030	1,094	–		0.66
W. A. Kendall and Company, LLC, Term Loan, (3-month USD CME Term SOFR + 5.75%) 10.052% 4/22/2030	45	–		0.03

Total	$9,825	$34		5.92%

 *Amount less than one thousand.

Futures contracts – The fund has entered into futures contracts, which provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument for a specified price, date, time and place designated at the time the contract is made. Futures contracts are used to strategically manage the fund’s interest rate sensitivity by increasing or decreasing the duration of the fund or a portion of the fund’s portfolio.

Upon entering into futures contracts, and to maintain the fund’s open positions in futures contracts, the fund is required to deposit with a futures broker, known as a futures commission merchant (“FCM“), in a segregated account in the name of the FCM an amount of cash, U.S. government securities or other liquid securities, known as initial margin. The margin required for a particular futures contract is set by the exchange on which the contract is traded to serve as collateral, and may be significantly modified from time to time by the exchange during the term of the contract.

On a daily basis, the fund pays or receives variation margin based on the increase or decrease in the value of the futures contracts and records variation margin on futures contracts in the statement of assets and liabilities. Futures contracts may involve a risk of loss in excess of the variation margin shown on the fund’s statement of assets and liabilities. The fund records realized gains or losses at the time the

28	Capital Group KKR Core Plus+

futures contract is closed or expires. Net realized gains or losses and net unrealized appreciation or depreciation from futures contracts are recorded in the fund’s statement of operations. The average month-end notional amount of futures contracts while held was $72,067,000.

Swap contracts – The fund has entered into swap agreements, which are two-party contracts entered into primarily by institutional investors for a specified time period. In a typical swap transaction, two parties agree to exchange the returns earned or realized from one or more underlying assets or rates of return. Swap agreements can be traded on a swap execution facility (SEF) and cleared through a central clearinghouse (cleared), traded over-the-counter (OTC) and cleared, or traded bilaterally and not cleared. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, and margin is required to be exchanged under the rules of the clearinghouse, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. To the extent the fund enters into bilaterally negotiated swap transactions, the fund will enter into swap agreements only with counterparties that meet certain credit standards and subject to agreed collateralized procedures. The term of a swap can be days, months or years and certain swaps may be less liquid than others.

Upon entering into a centrally cleared swap contract, the fund is required to deposit cash, U.S. government securities or other liquid securities, which is known as initial margin. Generally, the initial margin required for a particular swap is set and held as collateral by the clearinghouse on which the contract is cleared. The amount of initial margin required may be significantly modified from time to time by the clearinghouse during the term of the contract.

On a daily basis, interest accruals related to the exchange of future payments are recorded as a receivable and payable in the fund’s statement of assets and liabilities for centrally cleared swaps and as unrealized appreciation or depreciation in the fund’s statement of assets and liabilities for bilateral swaps. For centrally cleared swaps, the fund also pays or receives a variation margin based on the increase or decrease in the value of the swaps, including accrued interest as applicable, and records variation margin in the statement of assets and liabilities. The fund records realized gains and losses on both the net accrued interest and any gain or loss recognized at the time the swap is closed or expires. Net realized gains or losses, as well as any net unrealized appreciation or depreciation, from swaps are recorded in the fund’s statement of operations.

Swap agreements can take different forms. The fund has entered into the following type of swap agreement:

Credit default swap indices – The fund has entered into centrally cleared credit default swap indices, including CDX and iTraxx indices (collectively referred to as “CDSI”), in order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks. A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDSI transaction, one party (the protection buyer) is obligated to pay the other party (the protection seller) a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits.

The fund may enter into a CDSI transaction as either protection buyer or protection seller. If the fund is a protection buyer, it would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the fund, as a protection buyer, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, the fund would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the fund, coupled with the periodic payments previously received by the fund, may be less than the full notional value that the fund, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the fund. Furthermore, as a protection seller, the fund would effectively add leverage to its portfolio because it would have investment exposure to the notional amount of the swap transaction. The average month-end notional amount of credit default swaps while held was $19,150,000.

Capital Group KKR Core Plus+	29

The following tables identify the location and fair value amounts on the fund’s statement of assets and liabilities and the effect on the fund’s statement of operations resulting from the fund’s use of futures contracts and credit default swaps as of June 30, 2025, or for the period April 29, 2025, commencement of operations, through June 30, 2025 (dollars in thousands):

		Assets		Liabilities

Contracts	Risk type	Location on statement of assets and liabilities	Value	Location on statement of assets and liabilities	Value

Futures	Interest	Unrealized appreciation*	$785	Unrealized depreciation*	$95

Swap (centrally cleared)	Credit	Unrealized appreciation*	394	Unrealized depreciation*	–

			$1,179		$95

		Net realized gain (loss)		Net unrealized appreciation (depreciation)

Contracts	Risk Type	Location on statement of operations	Value	Location on statement of operations	Value

Futures	Interest	Net realized gain (loss) on futures contracts	$(428)	Net unrealized appreciation (depreciation) on futures contracts	$690

Swap	Credit	Net realized gain (loss) on swap contracts	236	Net unrealized appreciation (depreciation) on swap contracts	394

			$(192)		$1,084

*Includes cumulative appreciation/depreciation on futures contracts and centrally cleared credit default swaps as reported in the applicable tables following the fund’s investment portfolio. Only current day’s variation margin is reported within the fund’s statement of assets and liabilities.

Collateral – The fund receives or pledges highly liquid assets, such as cash or U.S. government securities, as collateral due to its use of futures contracts, credit default swaps and future delivery contracts. For futures contracts and centrally cleared credit default swaps, the fund pledges collateral for initial and variation margin by contract. For future delivery contracts, the fund either receives or pledges collateral based on the net gain or loss on unsettled contracts by certain counterparties. The purpose of the collateral is to cover potential losses that could occur in the event that either party cannot meet its contractual obligation. Non-cash collateral pledged by the fund, if any, is disclosed in the fund’s investment portfolio, and cash collateral pledged by the fund, if any, is held in a segregated account with the fund’s custodian, which is reflected as pledged cash collateral in the fund’s statement of assets and liabilities.

6. Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended June 30, 2025, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund’s tax returns are generally not subject to examination by federal, state and, if applicable, non-U.S. tax authorities after the expiration of each jurisdiction’s statute of limitations, which is typically three years after the date of filing but can be extended in certain jurisdictions.

Non-U.S. taxation – Dividend and interest income are recorded net of non-U.S. taxes paid. The fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims are recorded when the amount is known and there are no significant uncertainties on collectability. Gains realized by the fund on the sale of securities in certain countries, if any, may be subject to non-U.S. taxes. The fund generally records an estimated deferred tax liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions – Distributions determined on a tax basis may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; cost of investments sold; net capital losses and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

30	Capital Group KKR Core Plus+

As of June 30, 2025, the tax basis unrealized appreciation (depreciation) and cost of investments were as follows (dollars in thousands):

Gross unrealized appreciation on investment securities	$3,106
Gross unrealized depreciation on investment securities	(241)
Net unrealized appreciation on investment securities	2,865
Cost of investments	173,750

Tax-basis distributions paid or accrued to shareholders from ordinary income were as follows (dollars in thousands):

Share class	Period ended June 30, 2025*

Class A	$ 1
Class A-2	–	†
Class F-2	4
Class F-3	1,243
Class R-6	–	†

Total	$1,248

*For the period April 29, 2025, commencement of operations, through June 30, 2025.

†Amount less than one thousand.

7. Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of Capital Client Group, Inc. (“CCG”), the principal underwriter of the fund’s shares, and American Funds Service Company® (“AFS”), the fund’s transfer agent. CRMC, CCG and AFS are considered related parties to the fund.

Investment advisory services – The fund has an investment advisory and service agreement with CRMC that provides for monthly fees, accrued daily. These fees are based on an annual rate of 0.61% of daily net assets. Sub-advisory fees for the fund are paid by CRMC to KKR. The fund is not responsible for paying any sub-advisory fees.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are further described below:

Distribution services – The fund has plans of distribution for the share classes indicated below. Under the plans, the board of trustees approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 0.55% as noted in this section. In some cases, the board of trustees has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate CCG for paying service fees, to firms that have entered into agreements with CCG to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

Share class	Currently approved limits	Plan limits

Class A	0.30%	0.30%
Class A-2	0.55	0.75

Transfer agent services – The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. Under this agreement, the fund also pays sub-transfer agency fees to AFS. These fees are paid by AFS to third parties for performing transfer agent services on behalf of fund shareholders.

Administrative services – The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to all share classes. Administrative services are provided by CRMC and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring and overseeing third parties that provide services to fund shareholders. The agreement provides the fund

Capital Group KKR Core Plus+	31

the ability to charge an administrative services fee at the annual rate of 0.05% of the average daily net assets attributable to each share class of the fund. Currently the fund pays CRMC an administrative services fee at the annual rate of 0.03% of the average daily net assets attributable to each share class of the fund for CRMC’s provision of administrative services.

For the period ended June 30, 2025, class-specific expenses under the agreements were as follows (dollars in thousands):

Share class	Distribution services		Transfer agent services		Administrative services

Class A	$–	*	$–	*	$–	*
Class A-2	–		–	*	–	*
Class F-2	Not applicable		–	*	–	*
Class F-3	Not applicable		–	*	9
Class R-6	Not applicable		–	*	–	*

Total class-specific expenses	$–	*	$–	*	$9

* Amount less than one thousand.

Miscellaneous fee reimbursement – The fund has an expense limitation agreement with CRMC and KKR under which CRMC and KKR have agreed to reimburse the fund to the extent certain fund offering and operating expenses exceed 0.20% of the average daily net assets of each share class (“expense limit”). The expense limit is calculated on a class-by-class basis and is exclusive of (i) advisory fees, including sub-advisory fees and administrative services fees, (ii) distribution or shareholder servicing fees, (iii) transfer agency fees, (iv) certain portfolio transaction and other investment-related costs, (v) interest expense and other financing costs, (vi) taxes, (vii) acquired fund fees and expenses, (viii) litigation and indemnification expenses, (ix) judgments, and (x) extraordinary expenses. For the period April 29, 2025, commencement of operations, through June 30, 2025, total fees and expenses reimbursed were $300,000. Any portion of such reimbursements may be recouped by CRMC and/or KKR.

Organizational and initial offering expenses – CRMC and KKR have agreed to bear the organizational and initial offering expenses incurred with respect to the fund. CRMC and KKR do not intend to recoup these expenses.

Accounting and administrative services – The fund has a sub-administration agreement with Bank of New York (“BNY”) under which the fund compensates BNY for providing accounting and administrative services to each of the fund’s share classes. These services include, but are not limited to, fund accounting (including calculation of net asset value), financial reporting and tax services. BNY is not a related party to the fund.

Trustees deferred compensation – The board of trustees has adopted a deferred compensation plan. Trustees who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other Capital Group Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds.

Affiliated officers and trustees – Officers and certain trustees of the fund are or may be considered to be affiliated with CRMC, CCG and AFS. No affiliated officers or trustees will receive any compensation directly from the fund.

Investment in CCF – The fund holds shares of CCF, an institutional prime money market fund managed by CRMC. CCF invests in high-quality, short-term money market instruments. CCF is used as the primary investment vehicle for the fund’s short-term instruments. CCF shares are only available for purchase by CRMC, its affiliates, and other funds managed by CRMC or its affiliates, and are not available to the public. CRMC does not receive an investment advisory services fee from CCF.

8. Indemnifications

The fund’s organizational documents provide board members and officers with indemnification against certain liabilities or expenses in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown since it is dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote. Insurance policies are also available to the fund’s board members and officers.

32	Capital Group KKR Core Plus+

9. Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales[1]		Reinvestment of distributions				Repurchases[1]			Net increase (decrease)
Share class	Amount	Shares	Amount		Shares		Amount	Shares		Amount	Shares
For the period April 29, 2025[2] through June 30, 2025
Class A	$ 185	19	$–	[3]	–	[3]	$–	–	[3]	$ 185	19
Class A-2	10	1	–		–		–	–		10	1
Class F-2	987	98	3		–	[3]	–	–		990	98
Class F-3	161,762	16,166	–		–		–	–		161,762	16,166
Class R-6	10	1	–		–		–	–		10	1

Total net increase (decrease)	$162,954	16,285	$3		–	[3]	$–	–	[3]	$162,957	16,285

1Includes exchanges between share classes of the fund.

2Commencement of operations.

3Amount less than one thousand.

10. Repurchase offers

As a closed-end interval fund, in order to provide liquidity to fund shareholders, the fund conducts periodic repurchase offers of 5% to 25% of its outstanding shares at net asset value. The fund currently conducts quarterly repurchase offers for 10% of its outstanding shares under ordinary circumstances, subject to approval of the board of trustees. Repurchases generally are funded from available cash (including through borrowings), cash from the sale of shares or sales of portfolio securities. While the fund believes repurchases are generally beneficial to shareholders, repurchase offers and the need to fund repurchase obligations may affect the ability of the fund to be fully invested, which may reduce returns. In addition, diminution in the size of the fund through repurchases without offsetting new sales, may result in untimely sales of portfolio securities (with imputed transaction costs, which may be significant) and a higher expense ratio, and may limit the ability of the fund to participate in new investment opportunities. The fund may also sell portfolio securities to meet repurchase obligations which, in certain circumstances, may adversely affect the market for loans and reduce the fund’s value. Notwithstanding the foregoing, it is the investment adviser’s intention to fund repurchases with the proceeds of borrowings whenever practical. The aggregate amount of the fund’s borrowings will be limited to one-third of the total assets of the fund on an aggregate basis, immediately after such borrowings. The fees and expenses of borrowings will be borne entirely by the shareholders of the fund and will reduce the investment return of the shares.

The fund will initially make quarterly repurchase offers. The date on which the repurchase price for shares is determined will occur no later than the 14th day after the repurchase request deadline (or the next business day, if the 14th day is not a business day). When a repurchase offer commences, the fund sends written notice to each shareholder at least 21 business days before the repurchase request deadline. The purchase price will be the net asset value of the fund as determined at the close of business on the repurchase pricing date.

In the event a repurchase offer is oversubscribed, the fund may repurchase, but is not required to repurchase, additional shares up to a maximum amount of 2% of the outstanding shares of the fund in any three-month period. If the fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareholders request that the fund repurchase an amount of shares greater than that which the fund is entitled to repurchase, the fund will repurchase such shares on a pro rata basis.

During the period April 29, 2025, commencement of operations, through June 30, 2025, the fund did not conduct any repurchase offers.

11. Investment transactions

The fund engaged in purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $124,085,000 and $1,848,000, respectively, during the period April 29, 2025, commencement of operations, through June 30, 2025.

Capital Group KKR Core Plus+	33

12. Ownership concentration

At June 30, 2025, each of CRMC and KKR held 35% of the fund’s outstanding shares. The ownership represents the seed money invested in the fund prior to the fund’s commencement of operations.

34	Capital Group KKR Core Plus+

Financial highlights

		Income (loss) from investment operations[1]			Dividends and distributions
Period ended	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net assets value, end of period	Total return[2,3,4]		Net assets, end of period (in millions)		Ratio of expenses to average net assets before waivers/ reimburse ments[5,6]		Ratio of expenses to average net assets after waivers/ reimburse ments[2,5,6]		Ratio of net income (loss) to average net assets[2,5]

Class A:

6/30/2025[7,8,9]	$10.10	$0.23	$(0.06)	$0.17	$(0.08)	$–	$(0.08)	$10.19	1.64%		$–	[10]	2.29%		1.21%		6.08%

Class A-2:

6/30/2025[7,8,9]	10.10	0.10	0.07	0.17	(0.08)	–	(0.08)	10.19	1.64	[11]	–	[10]	2.12	[11]	1.08	[11]	5.54	[11]

Class F-2:

6/30/2025[7,8,9]	10.10	0.27	(0.10)	0.17	(0.08)	–	(0.08)	10.19	1.63		1		2.32		1.23		5.93

Class F-3:

6/30/2025[7,8,9]	10.10	0.11	0.07	0.18	(0.09)	–	(0.09)	10.19	1.68		165		1.88		0.84		5.79

Class R-6:

6/30/2025[7,8,9]	10.10	0.11	0.07	0.18	(0.09)	–	(0.09)	10.19	1.68		–	[10]	1.89		0.84		5.78

Portfolio turnover rate for all share classes[12]	Period ended June 30, 2025[3,7,8,9]

Excluding mortgage dollar roll transactions	21%
Including mortgage dollar roll transactions	98%

[1]	Based on average shares outstanding.
[2]	This column reflects the impact of certain waivers and/or reimbursements from CRMC and/or AFS, if any.
[3]	Not annualized.
[4]	Total returns exclude any applicable sales charges, including contingent deferred sales charges.
[5]	Annualized.
[6]	Ratios do not include expenses of any Central Funds. The fund indirectly bears its proportionate share of the expenses of any Central Funds.
[7]	For the period April 29, 2025, commencement of operations, through June 30, 2025.
[8]	Based on operations for a period that is less than a full year.
[9]	Unaudited.
[10]	Amount less than $1 million.
[11]

All or a significant portion of assets in this class consisted of seed capital invested by CRMC and/or KKR. Certain fees (including, where applicable, fees for distribution services) are not charged or accrued on these seed capital assets. If such fees were paid by the fund on seed capital assets, fund expenses would have been higher and net income and total return would have been lower.

[12]	Rates do not include the fund’s portfolio activity with respect to any Central Funds.

Refer to the notes to financial statements.

Capital Group KKR Core Plus+	35

Approval of Investment Advisory and Service Agreement and

Subadvisory Agreement

The fund’s board, including a majority of its independent board members, has approved the fund’s Investment Advisory and Service Agreement (the “advisory agreement”) with Capital Research and Management Company (“CRMC”) and the Subadvisory Agreement (the “subadvisory agreement”) between CRMC and KKR Credit Advisors (US) LLC (“KKR”), each for an initial term through January 31, 2027. Each of the advisory agreement and subadvisory agreement are referred to herein as an “agreement” and jointly as the “agreements.” The board approved each agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all the fund’s independent board members. The board and the committee determined in the exercise of their business judgment that approving each agreement was in the best interests of the fund and its shareholders.

In reaching their decision with respect to each agreement, the board and the committee took into account information prepared specifically in connection with their review of the agreements and information otherwise provided in the meeting material, as well as information previously provided to them in their capacity as board members of other investment companies managed by CRMC, and they were advised by their independent counsel with respect to the matters considered. Each member of the board and the committee was satisfied that all information reasonably necessary for their consideration of the agreements had been provided and that the totality of the information available was sufficient. They considered the following factors, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor, and each board and committee member did not necessarily attribute the same weight to each factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of CRMC and the Capital Group organization; the resources and systems CRMC devotes to investment management, financial, investment operations, compliance, trading, proxy voting, shareholder communications and other services; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee considered the manner in which the fund’s hybrid portfolio will be managed and overseen by CRMC, including overall cash and liquidity management in connection with the fund’s quarterly repurchase offers; the nature, extent and quality of the oversight of KKR’s services that would be provided by CRMC; the administrative and shareholder services that would be provided by CRMC to the fund under the agreement and other agreements; the oversight of other third party service providers to be provided by CRMC; and the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee considered the risks assumed by CRMC in providing services to the fund, including operational, business, financial, reputational, regulatory and litigation risks.

The board and committee also considered the depth and quality of KKR’s investment management process, including its global research capabilities and its experience in private market investing; the experience, capability and integrity of its senior management and other personnel; and the services that would be provided to the fund under the subadvisory agreement.

The board and the committee each concluded that it was satisfied with the nature, extent and quality of the services to be provided by CRMC and KKR to the fund, and that such services would benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the manner in which CRMC proposed to manage the fund in light of its objective and strategy. They also considered the proposed investment policies and restrictions on the fund, and CRMC’s and KKR’s experience in managing similar strategies. As the fund was newly created, there was no fund performance for the board and the committee to review. The board and committee did, however, consider investment performance information for each of CRMC and KKR with respect to existing accounts with strategies most similar to those that will be employed by CRMC and KKR for the fund. On the basis of this evaluation and the board’s and the committee’s plan to undertake an ongoing review of investment operations and results, the board and the committee each concluded that it was satisfied with the investment results that could be reasonably anticipated from each of CRMC and KKR given the information available.

3. Advisory and subadvisory fees and total expenses

The board and the committee reviewed the proposed advisory and subadvisory fee schedules of the fund compared to those of other relevant funds and accounts and noted CRMC’s agreement to establish the initial advisory fee rate assuming fund assets of a reasonable size. The board noted the proposed expense limitation agreement between CRMC, KKR and the fund pursuant to which CRMC and KKR have agreed to limit a portion of the offering and operating expenses of the fund by reimbursing the fund to the extent that such expenses (subject to certain exclusions) exceed 0.20% of the fund’s average daily net assets and, separately, that pursuant to the subadvisory agreement, CRMC would pay the fees due to KKR as sub-adviser to the fund out of its own advisory fee.

The board and the committee concluded that each of the advisory fees payable by the fund to CRMC, including the portion of such fee to be retained by CRMC after payment of the subadvisory fee, and the subadvisory fee payable by CRMC to KKR was fair and reasonable in relation to the services to be provided by CRMC and KKR, respectively, as well as in relation to the respective risks assumed by CRMC and/or KKR in sponsoring and managing the fund. The board and the committee also concluded that the fund’s total expense ratio was fair and reasonable.

36	Capital Group KKR Core Plus+

4. Ancillary benefits

The board and the committee considered a variety of other benefits that CRMC and its affiliates receive as a result of CRMC’s proposed relationship with the fund and other funds it sponsors, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC and its institutional management affiliates in managing other investment vehicles. The board and the committee reviewed CRMC’s portfolio trading practices related to the portion of fund assets it would directly manage, noting that CRMC bears the cost of third-party research. The board and the committee also noted that CRMC benefited from the use of commissions from portfolio transactions made on behalf of the fund to facilitate payments to certain broker-dealers for research to comply with regulatory requirements applicable to these firms, with all such amounts reimbursed to the fund by CRMC. The board and the committee also considered the expected ancillary benefits to CRMC resulting from CRMC’s partnership with KKR. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund under the agreement and concluded that such amounts were fair and reasonable.

The board and the committee separately considered a variety of other benefits that KKR and its affiliates may receive as a result of KKR’s proposed relationship as sub-adviser to the fund, including indirect benefits relating to the fund’s ability to co-invest in certain privately negotiated transactions (including investments originated and directly negotiated by KKR or its affiliates) in accordance with KKR’s co-investment order and certain economic benefits from providing capital markets solutions in transactions alongside the fund. The board and the committee noted that KKR does not expect to receive any proprietary or third-party service benefits, including research and brokerage-related products, in exchange for its brokerage business. The board and the committee also considered the expected ancillary benefits to KKR resulting from KKR’s partnership with CRMC. The board and the committee took these potential ancillary benefits into account in evaluating the reasonableness of subadvisory fees paid to KKR by CRMC under the subadvisory agreement and concluded that such amounts were fair and reasonable.

5. Adviser and sub-adviser financial information

The board and the committee reviewed information regarding CRMC’s and KKR’s respective commitments to provide the fund the necessary resources, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations.

Specific to CRMC, they considered costs and related cost allocation methodology as well as CRMC’s track record of investing in technology, infrastructure and staff to maintain and expand services and capabilities, to respond to industry and regulatory developments, and to attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. They reviewed information on the profitability of the investment adviser and its affiliates. The board and the committee also compared CRMC’s profitability and compensation data to the reported results and data of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the registered fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the fund’s advisory fee structure and CRMC’s sharing of potential economies of scale, or efficiencies, through breakpoints and other fee reductions, including potential fee waivers, and costs voluntarily absorbed.

Specific to KKR, they considered fees and profitability including comparative fees, potential fee waivers, potential direct or indirect benefits, and profitability metrics.

The board and the committee concluded that the anticipated profitability of the fund to each of CRMC and KKR was reasonable and reflected a reasonable sharing of benefits between CRMC and/or KKR, on the one hand, and the fund’s shareholders, on the other.

Capital Group KKR Core Plus+	37

Intentionally Left Blank

38	Capital Group KKR Core Plus+

Intentionally Left Blank

Capital Group KKR Core Plus+	39

Intentionally Left Blank

40	Capital Group KKR Core Plus+

Office of the fund

333 South Hope Street

Los Angeles, CA 90071-1406

Investment adviser

Capital Research and Management Company

333 South Hope Street

Los Angeles, CA 90071-1406

Investment subadviser

KKR Credit Advisors (US) LLC

30 Hudson Yards

New York, NY 10001

Transfer agent for shareholder accounts

American Funds Service Company

(Write to the address nearest you.)

P.O. Box 6007

Indianapolis, IN 46206-6007

P.O. Box 2280

Norfolk, VA 23501-2280

Custodian of assets

The Bank of New York

240 Greenwich Street

New York, NY 10286

Counsel

Stradley Ronon Stevens & Young, LLP

100 Park Avenue, Suite 2000

New York, NY 10017

Independent registered public accounting firm

Deloitte & Touche LLP

695 Town Center Drive

Suite 1000

Costa Mesa, CA 92626-7188

Principal underwriter

Capital Client Group, Inc.

333 South Hope Street

Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at (800) 421-4225 or refer to the Capital Group website at capitalgroup.com.

“Capital Group Proxy Voting Procedures and Principles” – which describes how the fund’s investment adviser votes proxies of securities held in the portion of the fund managed by the investment adviser – is available on the Capital Group website or upon request by calling AFS. The sub-adviser votes proxies of securities held in the portion of the fund it manages. The sub-adviser’s proxy voting policy is designed to ensure that all proxies are voted in the best interest of the sub-adviser’s clients, to provide disclosure of the sub-adviser’s proxy voting records, and to ensure that certain documentation is retained. To assist it in its proxy-voting responsibilities, the sub-adviser subscribes to proxy-related services offered by Institutional Shareholder Services, Inc. (“ISS”), which provides the sub-adviser with independent analysis and recommendation with respect to proxy proposals that the sub-adviser votes on behalf of its clients. The sub-adviser retains ultimate voting discretion with respect to its clients and may depart from an ISS recommendation in order to avoid voting decisions believed to be contrary to the best interests of its clients. The sub-adviser may be subject to conflicts of interest in the voting of proxies. If at any time the sub-adviser becomes aware of an existing or potential conflict of interest relating to a particular proxy proposal, the sub-adviser’s conflicts committee, or its designee, must be notified. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov or on our website or by calling AFS.

Capital Group KKR Core Plus+ files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form NPORT-P. The list of portfolio holdings is available free of charge on the SEC website and on our website.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

KKR Credit Advisors (US) LLC serves as the sub-adviser with respect to the management of the fund’s private credit assets. Capital Group and KKR are not affiliated. The two firms maintain an exclusive partnership to manage and deliver public-private investment solutions to investors.

All Capital Group trademarks mentioned are owned by The Capital Group Companies, Inc., an affiliated company or fund. All other company and product names mentioned are the property of their respective companies.

Lit. No. PVGESRX-400-0825P Printed in USA CGD/CGRC/10770-S109472 © 2025 Capital Group. All rights reserved.

ITEM 2 - Code of Ethics

Not applicable for filing of semi-annual reports to shareholders.

ITEM 3 - Audit Committee Financial Expert

Not applicable for filing of semi-annual reports to shareholders.

ITEM 4 - Principal Accountant Fees and Services

Not applicable for filing of semi-annual reports to shareholders.

ITEM 5 - Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 - Investments

The schedule of investments is included as part of the material filed under Item 1 of this Form.

ITEM 7 - Financial Statements and Financial Highlights for Open-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not an open-end management investment company.

ITEM 8 - Changes in and Disagreements with Accountants for Open-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not an open-end management investment company.

ITEM 9 - Proxy Disclosures for Open-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not an open-end management investment company.

ITEM 10 - Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not an open-end management investment company.

ITEM 11 - Statement Regarding Basis for Approval of Investment Advisory Contract

The information is included as part of the material filed under Item 1 of this Form under Approval of Investment Advisory and Service Agreement and Subadvisory Agreement.

ITEM 12 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable for filing of semi-annual reports to shareholders.

ITEM 13 - Portfolio Managers of Closed-End Management Investment Companies

(a)(1) Not applicable for filing of semi-annual reports to shareholders.

(a)(2) Not applicable for filing of semi-annual reports to shareholders.

(a)(3) Not applicable for filing of semi-annual reports to shareholders.

(a)(4) Not applicable for filing of semi-annual reports to shareholders.

(b) As this is the Registrant’s initial filing on Form N-CSR, the information required under Item 13(b) regarding portfolio managers is not included herein. The Fund will provide the required portfolio manager disclosure, including information on other accounts managed, compensation structure, and ownership of securities, in its first annual report as required under applicable SEC regulations.

ITEM 14 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Registrant Purchases of Equity Securities
Period	Date of Purchase	Share Class	(a) Total Number of Shares (or Units) Purchased[1]	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Annouced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs

1/1/25-1/31/25	-	-	-	-	-	-
2/1/25-2/28/25	-	-	-	-	-	-
3/1/25-3/31/25	-	-	-	-	-	-
4/1/25-4/30/25	4/22/2025	Class F-3 Shares	10,000	$10.00	0	Not applicable
	4/24/2025	Class A Shares	1,000	$10.00	0	Not applicable
	4/24/2025	Class A-2 Shares	1,000	$10.00	0	Not applicable
	4/24/2025	Class F-2 Shares	1,000	$10.00	0	Not applicable
	4/24/2025	Class F-3 Shares	7,486,000	$10.00	0	Not applicable
	4/24/2025	Class R-6 Shares	1,000	$10.00	0	Not applicable
5/1/25-5/31/25	-	-	-	-	-	-
6/1/25-6/30/25	-	-	-	-	-	-

1 The shares purchased were made as a seeding of the new fund.

Footnotes:

a. The notice of repurchase offers occurs quarterly in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, with the first repurchase offer occurring in November 2025.

b. The Fund currently conducts quarterly repurchase offers for 10% of its outstanding shares under ordinary circumstances, subject to approval of the board.

c. The Fund’s repurchase plans are ongoing.

d. The Fund’s repurchase plans are ongoing.

e. The Fund’s repurchase plans are ongoing.

ITEM 15 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of trustees. The committee also coordinates annual self-assessments of the board and evaluates, selects and nominates independent trustee candidates to the full board of trustees. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 16 - Controls and Procedures

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 17 - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The Registrant did not engage in securities lending activities during the period reported on this Form N-CSR.

ITEM 18 - Recovery of Erroneously Awarded Compensation

None

ITEM 19 - Exhibits

(a)(1) Not applicable for filing of semi-annual reports to shareholders.

(a)(2) The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Capital Group KKR Core Plus (plus)

By /s/ Michael W. Stockton

Michael W. Stockton,

Executive Vice President and Principal Executive Officer

Date: September 05, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Michael W. Stockton

Michael W. Stockton,

Executive Vice President and Principal Executive Officer

Date: September 05, 2025

By /s/ Brian C. Janssen

Brian C. Janssen,

Treasurer and Principal Financial Officer

Date: September 05, 2025